          AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON April 15, 2002
                                                FILE NOS. 33-36962 AND 811-06175


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         POST-EFFECTIVE AMENDMENT NO. 30

                                       AND

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                                AMENDMENT NO. 32

                               ECLIPSE FUNDS INC.
               (Exact Name of Registrant as Specified in Charter)


                   51 MADISON AVENUE, NEW YORK, NEW YORK 10010
                     (Address of Principal Executive Office)

                                 (212) 576-7215
                         (Registrant's Telephone Number)

     To:                                         Copy To:
     Robert A. Anselmi, Esq.                     Carla P. Vogel, Esq.
     Jill R. Whitelaw, Esq.                      Dechert
     New York Life Insurance Company             1775 Eye Street, N.W.
     51 Madison Avenue                           Washington D.C. 20006
     New York, New York 10010
                     (Name And Address of Agent For Service)

                             SHARES OF COMMON STOCK
                     (Title of Securities Being Registered)

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of rule 485
[x] on April 18, 2002, pursuant to paragraph (b)(1)(v) of rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of rule 485
[ ] on ______, pursuant to paragraph (a)(1) of rule 485
[ ] 75 days after filing pursuant to paragraph (a)(2) of rule 485
[ ] on ______, pursuant to paragraph (a)(2) of rule 485

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                   ECLIPSE FUNDS


Prospectus

                                                                  April 19, 2002


     EQUITY FUNDS
     Eclipse Tax-Managed Equity Fund





                                                                         ECLIPSE
                                                                           NEW
                                                                           YORK
Neither the Securities and Exchange Commission                             LIFE
nor any state securities commission has approved                   Investment
or disapproved of these securities or passed upon                 Management LLC
the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

      WHAT'S INSIDE?

  2      Eclipse Tax-Managed Equity Fund

  6      More About Investment Strategies and Risks

  8      Shareholder Guide
  8        Multi-Class Structure
  9        Buying, Selling and Exchanging Shares
  9        How to Open An Account
  9        Investment Minimums
 17        Determining the Fund's Share Prices (NAV) and Valuation of
           Securities
 17        Fund Earnings
 18        Understand the Tax Consequences

 19      Know With Whom You're Investing

---------------------------
TOTAL RETURN is a combination of income and realized and unrealized capital gains.

---------------------------

S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance.


2

ECLIPSE TAX-MANAGED EQUITY FUND


The Eclipse Tax-Managed Equity Fund's investment objective is to provide enhanced after-tax TOTAL RETURN relative to the return of the S&P 500(R) INDEX.


PRINCIPAL INVESTMENT STRATEGIES


The Fund invests primarily in common stocks of companies included in the S&P 500(R) Index. The Fund generally will be as fully invested as practicable, but under normal conditions, the Fund will invest at least 80% of its assets in equity securities.


The Fund also attempts to achieve enhanced after-tax returns for its shareholders by using a variety of tax-efficient management strategies designed to reduce capital gains distributions to its shareholders.

INVESTMENT PROCESS


The S&P 500(R) Index constitutes the universe from which the Fund's portfolio securities will ordinarily be selected. The Manager selects stocks for the portfolio by applying a proprietary, quantitative mathematical model using the following statistical techniques to measure the stock price behavior of each stock represented in the S&P 500(R) Index.



The Manager establishes historical correlating relationships between and among each stock in the S&P 500(R) Index in order to identify stocks whose prices move inversely to one another relative to their expected return. To establish these historical relationships, the Manager computes the return and volatility for each of these stocks to identify combinations of stocks that reduce the overall volatility of the Fund's investment portfolio while diversifying the Fund's exposure to the various market sectors and industries represented in the S&P 500(R) Index.



The Manager then reweights the S&P 500(R) Index stock by stock, from most attractive to least attractive. Stocks considered most attractive, those with the best prices relative to potential performance, are weighted most heavily. Stocks with less attractive prices relative to potential return are underweighted in relation to the weighting assigned to such stocks in the S&P 500(R) Index and are less likely to be purchased by the Manager. If the Manager does in fact elect to purchase such a stock, the Manager will purchase that stock in accordance with the lower weighting assigned to the stock by the mathematical model, rather than in

                                                 ECLIPSE TAX-MANAGED EQUITY FUND

---------------------------

SPDRS are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. ("AMEX") which represent proportionate undivided interests in a portfolio of securities consisting of substantially the same weighting as the component common stocks in the S&P 500(R) Index. SPDRs trade on the AMEX at approximately one-tenth the value of the S&P 500(R) Index.


                                                                               3


accordance with the weighting assigned to the stock by the S&P 500(R) Index. This reweighting process is designed to enhance the total return of the Fund.


Based on the proprietary model, the Fund normally invests in a range of 40-70 stocks.


At least quarterly, the Manager applies its proprietary model and analyzes the weightings assigned to the stocks in the S&P 500(R) Index. The Manager then rebalances the portfolio based on the stocks that have become more attractive or less attractive as a result of the reweighting of each stock in the S&P 500(R) Index. If a stock is removed from the S&P 500(R) Index but remains highly weighted by the Manager's quantitative model, the Fund will ordinarily maintain its position in that stock until the Manager rebalances the portfolio.


At any time, the Manager may utilize a range of active tax management strategies designed to minimize the Fund's taxable distributions. These strategies will not completely eliminate taxable distributions to shareholders however. Such strategies may include, but are not limited to:


- holding securities long enough to avoid higher, short-term capital gains taxes;


- selling shares with a higher cost basis first;

- investing overnight cash balances in tax-free investment vehicles; and

- selling securities that have declined in value to offset past or future gains realized on the sale of other securities.


For liquidity purposes or pending the purchase of additional portfolio securities, the Fund may also invest up to 5% of its assets in STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRS"). In times of unusual or adverse conditions, for temporary defensive purposes, the Fund may invest outside the scope of its principal investment focus.


PRINCIPAL RISKS

The value of Fund shares, also known as net asset value ("NAV"), will fluctuate based on the value of the Fund's holdings.

Investment in common stocks is particularly subject to the risk of changing economic, stock market, industry, and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings.

Efforts to minimize the realization of capital gains of the Fund are not entirely within the Fund's control and will be affected by shareholder purchase and redemption activity. In addition, efforts to minimize after-tax total returns may require trade-offs that reduce pre-tax returns.

Because the value of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could

ECLIPSE TAX-MANAGED EQUITY FUND

4

lose money on your investment in the Fund or the Fund could underperform other investments.


There is no assurance that the Fund's investment performance will equal or exceed that of the S&P 500(R) Index.


NOT INSURED -- YOU COULD LOSE MONEY

- An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

- Before considering an investment in the Fund, you should understand that you could lose money.

PAST PERFORMANCE


Because the Fund commenced investment operations on April 19, 2002, no performance figures reflecting the Fund's performance over a full calendar year were available as of the date of this Prospectus.

                                                 ECLIPSE TAX-MANAGED EQUITY FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  Shareholder Fees                                              No-Load   Service
  (fees paid directly from your investment)                      Class     Class
  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                             None      None

  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)                        None      None

  Exchange Fee(1)                                                 None      None

  Maximum Account Fee                                                *         *

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fees(2)                                              .70%      .70%

  Distribution (12b-1) Fees                                       None      None

  Other Expenses(3,4)                                             .20%      .45%

  Total Annual Fund Operating Expenses(2)                         .90%     1.15%


* An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) may be charged on accounts with balances below $1,000. This fee will not be charged on accounts with balances below $1,000 due to adverse market conditions. There are exceptions. See the Shareholder Guide.

(1) Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.


(2) NYLIM has voluntarily agreed to limit the Fund's total annual fund operating expenses for the No-Load Class shares and the Service Class shares to .95% and 1.20% of average daily net assets, respectively. This waiver may be discontinued at any time with notice.



(3) Includes a shareholder service fee of .25% for the Service Class shares



(4) The Fund's other expenses are based upon estimates of the expenses that will be incurred for the current fiscal period.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.


                      NO-LOAD         SERVICE
  EXPENSES AFTER     CLASS(1)        CLASS(1)

  1 year               $ 92            $117

  3 years              $287            $365


(1) Does not reflect fee waiver.

Information about the Fund's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to the Fund.


6

More About Investment Strategies and Risks

INVESTMENT POLICIES


The discussion of Principal Investment Strategies for the Fund states that the Fund normally invests at least 80% of its assets in equity securities. For these purposes "assets" means the Fund's net assets plus any borrowings for investment purposes. The 80% requirement must be complied with at the time the Fund invests its assets. Accordingly, where the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to bring the portfolio into compliance with the 80% requirement.


When the discussion states that the Fund invests primarily in a certain type or style of security, this normally means that the Fund will invest at least 65% of its assets in that type or style of security.

DERIVATIVE SECURITIES

The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indexes. Derivative securities may be hard to sell and are very sensitive to changes in the underlying security, interest rate, currency or index, and, as a result, can be highly volatile. If the Manager is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss. The Fund could also lose money if the counterparty to the transaction does not meet its obligations.

LENDING OF SECURITIES

Securities may be lent to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Fund. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Manager will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading the Fund does during the year. The use of certain investment strategies may generate increased portfolio turnover. Generally, funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end). Although the Fund seeks to maximize its tax efficiency by, among other things, holding securities so as not to realize short-term capital gains, there can be no assurance that the Manager's quantitative model will not dictate high portfolio turnover from time to time.


RISK MANAGEMENT TECHNIQUES
Various techniques can be used to increase or decrease the Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values.

These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency exchange forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indexes.

These practices can be used in an attempt to adjust the risk and return characteristics of the Fund's portfolio of investments. For example, to gain exposure to a particular market, the Fund may be able to purchase a futures contract with respect to that market. When the Fund uses such techniques in an attempt to reduce risk it is known as "hedging." If the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

TEMPORARY DEFENSIVE INVESTMENTS

In times of unusual or adverse market conditions, for temporary defensive purposes, the Fund may invest outside the scope of its principal investment focus. During such times, the Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, the Fund may invest without limit in money market securities and other investments as described in this Prospectus and the Statement of Additional Information.

Shareholder

Guide

The following pages are intended to help you understand the costs associated with buying, holding and selling your Fund investment.

MULTI-CLASS STRUCTURE

This Prospectus offers both No-Load Class and Service Class shares of the Fund. The No-Load Class and Service Class differ only in their service expense and any other specific expenses the Board may approve. Service Class shares have an annual 0.25% shareholder service fee that the No-Load Class shares do not have (see description below).


SHAREHOLDER SERVICES PLAN AND SHAREHOLDER SERVICE FEES


The Board of Directors of Eclipse Funds Inc. has adopted a Shareholder Services Plan with respect to Service Class shares. Under the terms of the Shareholder Services Plan, the Fund's Service Class shares are authorized to pay to NYLIM, as compensation for services rendered by NYLIM, its affiliates or independent third-party service providers, to the shareholders of the Service Class Shares, a shareholder service fee at the rate of 0.25% on an annualized basis of average daily net assets of the Service Class of the Fund.


Pursuant to the Shareholder Services Plan, the Fund may pay "service fees" as that term is defined in the rules of the National Association of Securities Dealers, Inc. for services provided to shareholders of the Service Class of the Fund. These fees are for individual services, including assistance in establishing and maintaining shareholder accounts and assisting shareholders who have questions or other needs relating to their accounts.


Because service fees are on-going, over time they will increase the cost of an investment in the Fund and may cost more than other types of sales charges.

                                                               SHAREHOLDER GUIDE

---------------------------
"GOOD ORDER" means all the necessary information, signatures and documentation are received.

                                                                               9

BUYING, SELLING AND EXCHANGING FUND SHARES:

HOW TO OPEN AN ACCOUNT


To open your account, return your completed Eclipse Funds application in GOOD ORDER with a check for the amount of your investment to Eclipse Funds, NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.


When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.


You buy shares at net asset value ("NAV"). NAV is generally calculated as of the close of regular trading (usually 4:00 pm Eastern time) on the New York Stock Exchange (the "Exchange") every day the Exchange is open. When you buy shares, you must pay the NAV next calculated after Eclipse Shareholder Services ("ESS"), a division of NYLIM Service Company LLC, the Fund's transfer agent, receives your request in good order.


INVESTMENT MINIMUMS:

The following minimums apply if you are investing in the Fund:

- $1,000 for an initial investment in the Fund;

- $100 for each subsequent investment in the Fund; or

- $100 for initial and subsequent purchases through a systematic investment plan.


The minimum initial investment amount is waived for purchases by the Directors and employees of New York Life and its affiliates and subsidiaries and their employees, officers, directors or agents.



The Fund may also accept investments of smaller amounts at its discretion.

SHAREHOLDER GUIDE

10

BUYING AND SELLING ECLIPSE SHARES

OPENING YOUR ACCOUNT


                   HOW                                  DETAILS

  BY WIRE:         You or your registered               The wire must include:
                   representative should call ESS       * your name;
                   toll-free at 1-866-2ECLIPSE          * your account number; and
                   (1-866-232-5477) to obtain an        * Fund name and Class of shares.
                   account number and wiring            Your bank may charge a fee for the wire
                   instructions. To buy shares the      transfer.
                   same day ESS must receive your
                   wired money by 4 pm Eastern time.
                   Wire the purchase amount to:
                   State Street Bank and Trust Company
                   ABA #011 0000 28
                   Eclipse Funds (DDA #99046179)
                   Attn: Custody and Shareholder
                   Services

  BY PHONE:        Have your registered representative  ESS must receive your application and check
                   call ESS toll-free at                in good order within three business days. If
                   1-866-2ECLIPSE (1-866-232-5477)      not, ESS can cancel your order and hold you
                   between 8 am and 6 pm Eastern time   liable for costs incurred in placing it.
                   any day the New York Stock Exchange  Make your check payable to Eclipse Funds.
                   is open. Call before 4 pm to buy     Be sure to write on your check:
                   shares at the current day's Net      * your account number; and
                   Asset Value (NAV).                   * Fund name and Class of shares
                   To take advantage of this option,
                   the minimum investment amount is
                   $1,000.

  BY MAIL:         Return your completed Eclipse Funds  Make your check payable to Eclipse Funds.
                   Application with a check for the
                   amount of your investment to
                   Eclipse Funds
                   NYLIM Center
                   169 Lackawanna Avenue
                   Parsippany, New Jersey 07054

                                                               SHAREHOLDER GUIDE

BUYING ADDITIONAL SHARES


                   HOW                                  DETAILS

  BY WIRE:         Call ESS toll-free at                The wire must include:
                   1-866-2ECLIPSE (1-866-232-5477)      * your name;
                   between 8 am and 6 pm Eastern time   * your account number; and
                   any day the Exchange is open. To     * Fund name and Class of shares.
                   buy shares at the current day's
                   NAV, ESS must receive your wired     The minimum order for subsequent purchases
                   money by 4 pm.                       is $100.
                   Wire the purchase amount to:
                   State Street Bank and Trust Company
                   ABA #011 0000 28
                   Eclipse Funds (DDA #99046179)
                   Attn: Custody and Shareholder
                   Services

  ELECTRONICALLY:  ESS must have your bank information  Eligible investors can purchase shares by
                   on file. Call ESS toll-free at       using electronic debits from a designated
                   1-866-2ECLIPSE (1-866-232-5477)      bank account.
                   between 8 am and 6 pm Eastern time
                   to speak to a shareholder services   The minimum order for subsequent purchases
                   representative any day the Exchange  is $100.
                   is open to make an ACH purchase.
                   Call the same number and choose the
                   automated services line 24 hours a
                   day to make an ACH purchase. Call
                   before 4 pm to buy shares at the
                   current day's NAV. Calls after 4 pm
                   on the automated services line will
                   receive the next business day's
                   NAV.

  BY MAIL:         Address your order to:               Make your check payable to Eclipse Funds.
                   Eclipse Funds                        Be sure to write on your check:
                   P.O. Box 8407                        * your account number; and
                   Boston, MA 02266-8407                * Fund name and Class of shares.
                   Send overnight orders to:            The minimum order for subsequent purchases
                   Eclipse Funds                        is $100.
                   c/o Boston Financial Data Services
                   66 Brooks Drive
                   Braintree, MA 02184

SHAREHOLDER GUIDE

12

SELLING SHARES


                   HOW                                  DETAILS

  BY PHONE:

  TO RECEIVE       Call ESS toll-free at                ESS will only send checks to the account's
  PROCEEDS BY      1-866-2ECLIPSE (1-866-232-5477)      owner at the owner's address of record and
  CHECK:           between 8 am and 6 pm Eastern time   generally will not send checks to addresses
                   any day the Exchange is open. Call   on record for 30 days or less.
                   before 4 pm to sell shares at the    * The maximum order ESS can process by phone
                   current day's NAV.                     is $100,000.

  TO RECEIVE       Call ESS toll-free at                Generally, after receiving your sell order
  PROCEEDS BY      1-866-2ECLIPSE (1-866-232-5477)      by phone, ESS will send the proceeds by bank
  WIRE:            between 8 am and 6 pm Eastern time   wire to your designated bank account the
                   any day banks and the Exchange are   next business day, although it may take up
                   open. Eligible investors may sell    to seven days to do so. Your bank may charge
                   shares and have proceeds             you a fee to receive the wire transfer.
                   electronically credited to a
                   designated bank account.             ESS must have your bank account information
                                                        on file.
                                                        * There may be an $11 fee for wire
                                                          redemptions.
                                                        * The minimum wire transfer amount is $1000.

  TO RECEIVE       Call ESS toll-free at                ESS must have your bank information on file.
  PROCEEDS         1-866-2ECLIPSE (1-866-232-5477)      Proceeds will take 2-3 days to reach your
  ELECTRONICALLY   between 8 am and 6 pm Eastern time   bank account. There is no fee from ESS for
  BY ACH:          any day banks and the Exchange are   this transaction.
                   open.

  BY MAIL:         Address your order to:               Write a letter of instruction that includes:
                   Eclipse Funds                        * your name(s) and signature(s);
                   P.O. Box 8407                        * your account number;
                   Boston, MA 02266-8407                * Fund name and Class of shares;
                                                        * dollar or share amount you want to sell,
                   Send overnight orders to:            and
                   Eclipse Funds                        * Obtain a MEDALLION SIGNATURE GUARANTEE or
                   c/o Boston Financial Data Services     other documentation, as required.
                   66 Brooks Drive                      * There is a $15 fee for checks mailed to
                   Braintree, MA 02184                   you overnight.

                                                               SHAREHOLDER GUIDE

---------------------------
CONVENIENT, YES . . .
BUT NOT RISK-FREE.
Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the Fund will not be liable for following phone instructions that they reasonably believe are genuine. When using the Eclipse Audio Response System, you bear the risk of any loss from your errors unless the Fund or ESS fails to use established safeguards for your protection. These safeguards are among those currently in place at Eclipse Funds:
- all phone calls with service representatives are tape recorded, and
- written confirmation of every transaction is sent to your address of record.
---------------------------
ESS and Eclipse reserve the right to shut down Eclipse Audio Response System or the system might shut itself down, due to technical difficulties.

                                                                              13

REDEMPTIONS-IN-KIND
Eclipse reserves the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the Fund's portfolio.

SHAREHOLDER SERVICES
AUTOMATIC SERVICES

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling ESS toll-free at 1-866-2ECLIPSE (1-866-232-5477) for a form.

SYSTEMATIC INVESTING

Eclipse offers three automatic investment plans.


1. AUTOINVEST


If you authorize, you can automatically debit your designated bank account by:


     - making regularly scheduled investments; and



     - purchasing shares whenever you choose.


2. DIVIDEND REINVESTMENT

Automatically reinvest dividends and distributions from the Fund back into the Fund or the same Class of any other Eclipse Fund.

3. PAYROLL DEDUCTIONS

If your employer offers this option, you can make automatic investments through payroll deduction.

SYSTEMATIC WITHDRAWAL PLAN

Withdrawals must be at least $100. You must have at least $10,000 in your account at the time of the initial request and shares must not be in certificate form.

The Fund will not knowingly permit systematic withdrawals if, at the same time, you are making systematic investments.

EXCHANGING SHARES AMONG ECLIPSE FUNDS

This Prospectus discusses the Eclipse Tax-Managed Equity Fund (the "Fund"). The Fund offered by this Prospectus is part of the Eclipse family of funds, which includes 18 different mutual funds (collectively, the "Eclipse Funds"). The 17 Eclipse Funds not discussed in this Prospectus are offered by separate prospectus, which is available to you upon request.

You exchange shares when you sell all or a portion of shares in one Eclipse Fund (including the Fund) and use the proceeds to purchase shares of the same class of another Eclipse Fund. An exchange of shares

SHAREHOLDER GUIDE

---------------------------
Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax adviser on the tax consequences.

---------------------------
ESS tries to make investing easy by offering a variety of programs to buy, sell and exchange shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

14

of an Eclipse Fund (including the Fund) for shares of another Eclipse Fund will be treated as a sale of shares of the first Eclipse Fund and as a purchase of shares of the second Eclipse Fund. Any gain on the transaction may be subject to taxes.

You may make exchanges from one Eclipse Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one Eclipse Fund to the same class of another.


The exchange privilege is not intended as a vehicle for short-term trading, nor is the Fund designed for professional market timing organizations or other entities or individuals that use programmed or frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Accordingly, in order to maintain a stable asset base in the Fund and to reduce Fund administrative expenses borne by the Fund, five exchanges per account are permitted in each calendar year without the imposition of any transaction fee; subsequently, a $10 processing fee will be assessed per exchange and additional exchange requests may be denied. The processing fee will not be charged on systematic exchanges, on exchanges processed via the Eclipse automated system and on certain accounts, such as retirement plans and broker omnibus accounts where no participant is listed, for which tracking data is not available. ESS reserves the right to refuse any purchase or exchange requests that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund's judgment, is likely to, or actually engages in, excessive trading. The Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. You may not exchange shares between classes. You may request an exchange by calling ESS toll-free at 1-866-2ECLIPSE (1-866-232-5477).


INVESTING FOR RETIREMENT

You can purchase shares of the Fund for retirement plans providing tax-deferred investments for individuals and institutions. You can use the Fund in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, ROTH IRA, SEP, SARSEP, and Coverdell Education Savings Account plans. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.

                                                               SHAREHOLDER GUIDE

GENERAL POLICIES

BUYING SHARES

- All investments must be in U.S. dollars with funds drawn on a U.S. bank.

- ESS does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time. If your check or ACH purchase is returned unpaid, your order will be canceled and your account will be charged a $20 fee for each returned check or ACH purchase. In addition, the Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

SELLING SHARES

- If you have share certificates, you must return them with a written redemption request.

- Your shares will be sold at the next NAV calculated after ESS receives your request in good order. ESS will make the payment, within seven days after receiving your request in good order.


- If you buy shares by check or by ACH purchase and quickly decide to sell them, the Fund may withhold payment for 10 days from the date the check or ACH purchase order is received.


- There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on the Exchange is restricted or the SEC deems an emergency to exist.

- Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as ESS takes reasonable measures to verify the order.

- Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied.

ESS may require a written order to sell shares if:

- an account has submitted a change of address during the previous 30 days.

ESS may require a written order and a Medallion signature guarantee to sell shares if:


- ESS does not have required bank information on file;



- the proceeds from the sale exceed $100,000;


- the proceeds of the sale are to be sent to an address other than the address of record; or

- the proceeds are to be payable to someone other than the account holder.

SHAREHOLDER GUIDE

16

In the interests of all shareholders, Eclipse reserves the right to:

- change or discontinue its exchange privilege upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

- change or discontinue the systematic withdrawal plan on notice to shareholders;

- charge a $12 annual account fee (maximum of $36 per social security or tax I.D. number) on accounts with balances less than $1,000. The fee is not charged on retirement plan accounts, accounts with automatic investment plans and accounts for which tracking data is not available; and

- change its minimum investment amounts.

ADDITIONAL INFORMATION

When you buy and sell shares directly from the Fund, you will receive confirmation statements that describe your transaction. You should review the information in the confirmation statements carefully. If you notice an error, you should call ESS immediately. If you fail to notify ESS within one year of the transaction, you may be required to bear the costs of correction.


The policies and fees described in this prospectus govern transactions with Eclipse Funds. If you invest through a third-party bank, broker, 401(k) plan, financial adviser or financial supermarket--there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase Fund shares through financial intermediaries may be less than by investing in the Fund directly. Consult a representative of your plan or financial institution if in doubt.


MEDALLION SIGNATURE GUARANTEES


A Medallion signature guarantee helps protect against fraud. To protect your account, the Fund and the Transfer Agent from fraud, Medallion signature guarantees are required for joint accounts and to enable the Fund to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion signature guarantees are also required for redemption of $100,000 or more for an account, and for share transfer requests. Medallion signature guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP"), or the New York Stock Exchange Medallion Signature Program ("MSP"). Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Shareholders may contact the Fund toll-free at 1-866-2ECLIPSE (1-866-232-5477) for further details.

                                                               SHAREHOLDER GUIDE

DETERMINING THE FUND'S SHARE PRICE (NAV) AND THE VALUATION OF SECURITIES


The Fund generally calculates its share price (also known as its net asset value, or NAV) at the close of the regular trading on the Exchange (usually 4:00 pm Eastern time). The value of the Fund's investments is based on current market prices. If current market values are not available, investments will be valued by another method that the Board believes accurately reflects fair value. Changes in the value of the Fund's portfolio securities after the close of regular trading will not be reflected in the calculation of NAV unless the Manager deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of portfolio securities may be made.


FUND EARNINGS

DIVIDENDS AND INTEREST

The Fund earns dividends from stocks and always pays this income to you. The dividends paid by the Fund will vary based on the income from its investments and the expenses incurred by the Fund.

CAPITAL GAINS

The Fund earns capital gains when it sells securities at a profit.

WHEN THE FUND PAYS DIVIDENDS

The Fund declares and distributes any dividends at least once a year.

WHEN THE FUND PAYS CAPITAL GAINS

At each fiscal year-end, the Fund matches its gains against its losses. If the balance results in a gain, the Fund will distribute the gain to shareholders.


If you prefer to reinvest dividends and/or capital gains in another Eclipse Fund, you must first establish an account in the same class of shares of that Eclipse Fund.


HOW TO TAKE YOUR EARNINGS


You may receive your portion of Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your investment professional (if permitted) or the Fund directly. The seven choices are:


1. Reinvest earnings in:

- the Fund; or

- another Eclipse Fund of your choice.

2. Take the dividends in cash and reinvest the capital gains in the Fund.

3. Take the capital gains in cash and reinvest the dividends in the Fund.

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder back into the Fund.

5. Take earnings in cash.

SHAREHOLDER GUIDE

---------------------------
Buy After the Dividend Payment. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

18

6. Reinvest all or a percentage of the capital gains in another Eclipse Fund and reinvest the dividends in the Fund.

7. Reinvest all or a percentage of the dividends in another Eclipse Fund and reinvest the capital gains in the Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the Fund.

SEEK PROFESSIONAL ASSISTANCE

Your investment professional can help you keep your investment goals coordinated with your tax considerations. But for tax counsel, always rely on your tax adviser.

UNDERSTAND THE TAX CONSEQUENCES

MOST OF YOUR EARNINGS ARE TAXABLE


Any dividends and capital gains distributions you receive from the Fund are taxable, whether you take them as cash or automatically reinvest them. The Fund's realized earnings are taxed based on the length of time the Fund holds its investments, regardless of how long you hold Fund shares. If the Fund realizes long-term capital gains, the earnings are taxed as long-term capital gains; earnings from short-term capital gains and income generated from dividends on stock and interest on debt investments and other sources are generally taxed as ordinary income. Earnings of the Fund, if any, will generally be a result of capital gains that may be taxed as either long-term capital gains or short-term capital gains (taxed as ordinary income).


Eclipse will mail your tax report each year by January 31. This report will tell you which distributions should be treated as taxable ordinary income, which, if any, as tax-exempt income, and which, if any, as long-term capital gains.


Exchanges. An exchange of shares of one Eclipse Fund for shares of another will be treated as a sale of shares of the first Eclipse Fund and a purchase of shares of the second Eclipse Fund. Any gain on the transaction may be subject to taxes.

                                                               SHAREHOLDER GUIDE

KNOW WITH WHOM

YOU'RE INVESTING

WHO RUNS THE FUND'S DAY-TO-DAY BUSINESS?

New York Life Investment Management LLC ("NYLIM" or the "Manager"), NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, serves as the Fund's Manager. In conformity with the stated policies of the Fund, NYLIM administers the Fund's business affairs and manages the investment operations of the Fund and the composition of the portfolio of the Fund, subject to the supervision of the Board of Directors of Eclipse Funds Inc. The Manager commenced operations in April, 2000 and is an independently managed, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund.

The Manager pays the salaries and expenses of all personnel affiliated with the Fund, and all the operational expenses that are not the responsibility of the Fund. Pursuant to a management contract with the Fund, the Manager is entitled to receive fees from the Fund, accrued daily and payable monthly.

The Manager receives an aggregate fee for services performed of 0.70% of the Fund's average daily net assets.


The Manager is not responsible for records maintained by the Fund's Custodian, Transfer or Dividend Disbursing and Shareholder Servicing Agent.


WHO MANAGES YOUR MONEY?


NYLIM serves as Manager of the assets of the Fund. NYLIM commenced operations in April, 2000 and is a Delaware limited liability company. NYLIM is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2001, NYLIM and its affiliates managed over $150 billion in assets.


PORTFOLIO MANAGER: BIOGRAPHY


DR. BERNARD TEW Dr. Tew has managed the Fund since its inception in April, 2002. Dr. Tew has been an employee of NYLIM since October 2001 and was formerly the Managing Director of QED Investments LLC ("QED"). Prior to joining QED in 1997, Dr. Tew served as Principal/ Director of Research and was in charge of Quantitative Equity Management for Weiss, Peck & Greer since 1990. Dr. Tew's expertise is in portfolio theory and applications, linear and non-linear mathematical programming applications, Bayesian statistical theory, stochastic calculus and general operations research modeling. Dr. Tew holds a B.S. in

SHAREHOLDER GUIDE

20

General Science and Business from Purdue University, an M.B.A. from Indiana University, and a Ph.D. in Applied Economics from the University of Georgia.

RELATED PERFORMANCE

The following tables provide information concerning the historical performance of other accounts that were managed by Dr. Tew while serving as Managing Director of QED that have investment objectives, policies, strategies and risks substantially similar to the Fund (the "QED Structured Large-Cap Core Composite" or the "Composite") as measured against a widely recognized, unmanaged index of common stock prices. Prior performance of the Composite does not represent historical performance of the Fund, nor is it an indication or guarantee of future performance of the Fund or any account in the Composite which may be higher or lower than the performance shown below. Consequently, potential investors should not consider this performance data as an indication of the future performance of the Fund or the Manager.


Performance data for the Composite has been prepared in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS(R)), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS(R)), with the exception that such performance is shown net of fees and expenses. AIMR did not prepare or review this data. The AIMR method of calculating performance differs from the standardized SEC method of calculating performance. Performance information for the underlying private accounts has not been verified or audited by the Manager or the Fund. The Composite includes all actual, fee-paying, discretionary, institutional private accounts and registered investment companies managed by Dr. Tew during the periods shown. The table shows total annual returns for a Composite of the actual performance of all large-cap equity accounts managed by Dr. Tew. The total returns for the Composite reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid, without provision for federal or state income taxes. Custodial fees were not included in the calculation. Mutual fund returns reflect actual expense costs (i.e., net of fee waivers and expense reimbursements, if any). The private accounts included in the Composite are not subject to the specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the Composite could have been adversely affected if the private accounts included in the Composite had been regulated as investment companies under the federal securities laws. The fees and expenses used to calculate the Composite performance (0.27% of average net assets) are substantially lower than those estimated for the Fund. No sales loads were charged on the accounts that constitute the Composite.

                                                               SHAREHOLDER GUIDE

Use of the Fund's expense structure would have lowered the performance results.

                     PRIOR PERFORMANCE OF SIMILAR ACCOUNTS


                  Year    3 Years   5 Years   Since Inception


                 TOTAL ANNUAL RETURNS AS OF DECEMBER 31, 2001


  Composite      -13.97%  -0.59%    -12.36%       17.73%

  S&P 500 Index  -11.87%  -1.03%    10.70%        15.20%

SHAREHOLDER GUIDE

22

QED INVESTMENTS LLC PERFORMANCE RESULTS: QED STRUCTURED LARGE-CAP CORE COMPOSITE

  TOTAL ANNUAL AND QUARTERLY RETURNS FROM INCEPTION THROUGH DECEMBER 31, 2001


                                                                  TOTAL ASSETS
                                                                    AT END OF                        TOTAL FIRM
          COMPOSITE      S&P 500(R)      NUMBER     COMPOSITE        PERIOD         PERCENTAGE         ASSETS
         TOTAL RETURN      INDEX           OF       DISPERSION        (USD            OF FIRM           (USD
  YEAR       (%)         RETURN (%)    PORTFOLIOS      (%)          MILLIONS)         ASSETS         MILLIONS)
  1994        3.95           1.53
   3Q         1.55           1.55          <5             0             23               100              23
   4Q         2.36          -0.02          <5             0             24               100              24
  1995       43.69          37.59
   1Q        11.56           9.74          <5             0             27               100              27
   2Q         9.35           9.55          <5             0             30               100              30
   3Q         7.05           7.95          <5             0             31               100              31
   4Q        10.02           6.02          <5             0             34               100              34
  1996       25.48          22.96
   1Q         6.01           5.37          <5             0             30               100              30
   2Q         4.64           4.49          <5             0             32               100              32
   3Q         2.27           3.09          <5             0             32               100              32
   4Q        10.61           8.33          <5             0             33               100              33
  1997       33.59          33.36
   1Q         2.76           2.68          <5             0             34               100              34
   2Q        17.52          17.47          <5             0             40             78.43              51
   3Q         4.76           7.48          <5             0             38             58.46              65
   4Q         5.59           2.87          <5           .11             45             63.38              71
  1998       36.45          28.58
   1Q        14.90          13.95          <5           .54             52             61.17              85
   2Q         4.36           3.30          <5           .06             54             55.67              97
   3Q        -8.54          -9.95          <5           .44             40             39.21             102
   4Q        24.41          21.30          <5          1.68             50             26.73             187
  1999       19.12          21.05
   1Q         4.30           4.99          <5           .08             52             14.44             360
   2Q         5.75           7.04          <5           .34            109             20.64             528
   3Q        -5.56          -6.24          <5           .40            102             16.80             607
   4Q        14.35          14.88          <5          1.55            117             12.36             946
  2000       -4.14          -9.11
   1Q         6.04           2.29          <5           .98            130             10.15            1280
   2Q        -0.29          -2.66          <5           .04            120              9.78            1227
   3Q        -2.89          -0.97          <5           .06            122             10.01            1218
   4Q        -6.64          -7.82          <5           .10            114             13.38             852
  2001      -13.97         -11.87
   1Q       -14.93         -11.86          <5           .15            118             14.40             819
   2Q         4.82           5.85          <5           .09            128             15.29             837
   3Q        -9.48         -14.69          <5           .08            118             18.23             647
   4Q         6.58          10.71          <5           .12            128             29.35             436


Notes:

 1. The inception date of the QED Structured Large-Cap Core Composite was July 31, 1994. The Composite was initially established with underlying accounts held at Weiss, Peck & Greer, a registered investment adviser. Substantially all of the underlying accounts were moved to QED on May 4, 1997 without any material change to the investment objectives, policies, restrictions, guidelines, and management style of the underlying accounts. In addition, the advisory personnel that managed the underlying accounts at Weiss, Peck & Greer continued to manage these accounts at QED once the accounts were moved to QED in 1997. All returns are calculated in U.S. dollars and are computed using a time-weighted total rate of return.

 2. These returns are presented as supplemental information to the returns required by the AIMR-PPS(R) Advertising Guidelines. The investment results of the Composite presented above (and not the underlying private accounts) have been verified by an independent third-party.

 3. The Composite's benchmark is the S&P 500(R) Index. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is an unmanaged index and is considered to be generally representative of the large-cap U.S. stock market. Total returns reflect the reinvestment of all dividends and capital gains. You cannot invest directly in the S&P 500(R) Index.

 4. QED Investments LLC is an investment management firm established in 1997. The firm was acquired by New York Life Investment Management LLC on October 4, 2001. QED manages primarily U.S. equity assets for primarily U.S. institutional clients.

                                                               SHAREHOLDER GUIDE

 5. QED has prepared and presented this report in compliance with the Performance Presentation Standards of the Association of Investment Management and Research (AIMR-PPS(R)), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS(R)). AIMR has not been involved with the preparation or review of this report.

 6. To receive a complete list and description of QED's composites and/or a presentation that adheres to the AIMR-PPS(R) standards, call (859) 219-0550, or write the Manager c/o NYLIM QED Investments LLC at 2525 Harrodsburg Road, Suite 230, Lexington, Kentucky 40404.


 7. The Composite assets as of December 31, 2001 were $127,567,097, which represented 29.35% of the firm's total assets.


 8. The dispersion of annual returns is measured by the standard deviation across asset-weighted portfolio returns represented within the Composite for the full year.

 9. There are no non-fee paying accounts in the Composite.


10.The performance results shown for the third quarter of 1994 do not reflect performance results for a full quarter. The performance result shown for the third quarter of 1994 reflect the performance results of the composite from July 31, 1994 to September 30, 1994.

No dealer, salesman or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statement of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus and the related Statement of Additional Information do not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

STATEMENTS OF ADDITIONAL INFORMATION (SAI)
Provides more details about the Fund. A current SAI is incorporated by reference into this prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS
Provide additional information about the Fund's investments and include discussions of market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

TO OBTAIN INFORMATION:
More information about the Fund is included in the SAI. In addition, more information about the 17 other portfolios in the Eclipse family of funds is included in a separate prospectus, an SAI, and the Annual/ Semiannual Report. These documents are available free upon request. To obtain information, or for shareholder inquiries, write to NYLIFE Distributors Inc., attn: Eclipse Marketing Dept., NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or call toll-free 1-866-2ECLIPSE (1-866-232-5477).


You can also review and copy information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330. You may also visit the SEC's web site at http://www.sec.gov, or you may obtain copies of this information, by sending your written request and duplicating fee to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.


NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054
Distributor of the Eclipse Funds,
NYLIFE Distributors Inc., is an indirect wholly owned subsidiary of New York Life Insurance Company.

ECLIPSE FUNDS
SEC File Number: 811-06175

RECYCLE.LOGO
More Information about the Fund is available free upon request. Call toll-free 1-866-2ECLIPSE (1-866-232-5477).

                                                                   ECLIPSE FUNDS


     EQUITY FUNDS
     Eclipse Tax-Managed Equity Fund






THIS COVER IS NOT PART OF THE PROSPECTUS.






                                                                         ECLIPSE
                                                                           NEW
                                                                           YORK
                                                                           LIFE
For more information call toll free 1-866-2ECLIPSE                 Investment
(1-866-232-5477) or visit our web site at                         Management LLC
www.eclipsefunds.com.

                               ECLIPSE FUNDS INC.

                         ECLIPSE TAX-MANAGED EQUITY FUND
                                  NYLIM CENTER
               169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054

                       STATEMENT OF ADDITIONAL INFORMATION


                                 APRIL 19, 2002

      Although not a prospectus, this Statement of Additional Information (the "SAI") supplements the information contained in the prospectus dated April 19, 2002, for the Eclipse Tax-Managed Equity Fund (the "Fund"), a series of Eclipse Funds Inc., a Maryland corporation (the "Company"), as amended and supplemented from time to time (the "Prospectus"). This SAI is incorporated by reference in and is made a part of the Prospectus, and should be read in conjunction with the Prospectus. The Prospectus is available without charge by writing to Eclipse Funds Inc., NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll-free 1-866-2ECLIPSE (1-866-232-5477).

      The Fund is one of 18 series mutual funds offered by the Eclipse family of funds. The 17 other mutual funds offered by the Eclipse family of funds are discussed in a separate prospectus and SAI, each dated March 1, 2002, and are available by writing to or calling the distributor of the Fund's shares (as defined below). This SAI relates solely to the Fund.

      No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or NYLIFE Distributors, Inc. (the "Distributor"), the distributor of the Fund's shares. This SAI and the related Prospectus do not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

      Shareholder inquiries should be made by writing directly to Eclipse Funds Inc., NYLIM Center 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll-free 1-866-2ECLIPSE (1-866-232-5477). In addition, you can make inquiries through your registered representative.

                                TABLE OF CONTENTS

                                                                                      Page

ECLIPSE FUNDS INC...........................................................            1
  Eclipse Tax-Managed Equity Fund...........................................            1
THE FUND ALONE DOES NOT CONSTITUTE A COMPLETE INVESTMENT PROGRAM............            2
INVESTMENT PRACTICES, INSTRUMENTS AND RISKS OF THE FUND.....................            2
  Standard & Poor's Depositary Receipts ("SPDRS")...........................            3
  Borrowing.................................................................            3
  Commercial Paper..........................................................            4
  Temporary Defensive Position; Cash Equivalents............................            4
  Repurchase Agreements.....................................................            4
  Reverse Repurchase Agreements.............................................            5
  U.S. Government Securities................................................            6
  Securities of other Investment Companies..................................            6
  Lending of Portfolio Securities...........................................            7
  Illiquid Securities.......................................................            7
  Restricted Securities.....................................................            8
  Municipal Securities......................................................            8
  Bank Obligations..........................................................            9
  Foreign Securities........................................................           10
  Exchange Traded Funds.....................................................           11
  Foreign Currency Transactions.............................................           11
  Firm or Standby Commitments...............................................           14
  When-Issued Securities....................................................           15
  Loan Participation Interests..............................................           16
  Risk Management Techniques................................................           17
  Options on Foreign Currencies.............................................           21
  Futures Transactions......................................................           23
  Swap Agreements...........................................................           30
  Warrants..................................................................           31
  Short Sales Against the Box...............................................           31
  Risks Associated with Debt Securities.....................................           32
  Zero Coupon Bonds.........................................................           32
SPECIAL CONSIDERATIONS FOR THE FUND.........................................           33
FUNDAMENTAL INVESTMENT RESTRICTIONS.........................................           33
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS.....................................           34
DIRECTORS AND OFFICERS......................................................           36
BOARD OF DIRECTORS..........................................................           39
  Compensation..............................................................           41
  Code of Ethics............................................................           41
THE MANAGER AND THE DISTRIBUTOR.............................................           41
  Management Agreement......................................................           41
  Distribution Agreement....................................................           42
  Shareholder Services Plan; Service Fees...................................           43
PURCHASES AND REDEMPTIONS...................................................           43
  Portfolio Transactions and Brokerage......................................           44
NET ASSET VALUE.............................................................           46
TAX INFORMATION.............................................................           48
PERFORMANCE INFORMATION.....................................................           53
OTHER INFORMATION...........................................................           56
  Capitalization............................................................           56

  Voting Rights.............................................................           56
  Control Persons and Share Ownership of the Fund...........................           56
  Independent Accountants...................................................           57
  Legal Counsel.............................................................           57
  Transfer Agent............................................................           57
  Custodian.................................................................           57
  Registration Statement....................................................           57
APPENDIX A - Description of Securities Ratings..............................           58

                               ECLIPSE FUNDS INC.

      The Company was incorporated in Maryland on September 21, 1990 and is an open-end diversified investment management company (or mutual fund). The authorized capital stock of the Company consists of 25 billion shares of common stock, par value $0.01 per share. The Board of Directors of the Company is authorized, without shareholder approval, to divide the shares into separate portfolios (also sometimes referred to as classes or series of shares), subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Company are currently offered in 14 separate portfolios, only one of which is described in this SAI, the Eclipse Tax-Managed Equity Fund (the "Fund"). New York Life Investment Management LLC ("NYLIM" or the "Manager") serves as the investment adviser to the Fund.

                      ADDITIONAL INFORMATION ABOUT THE FUND

      The Prospectus discusses the investment objective, principal investment strategies and risks, and expenses of the Fund. This SAI contains supplemental information concerning certain of the securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies the Fund may utilize, and certain risks involved with those investments, policies and strategies. Subject to the limitations set forth herein and in the Prospectus, the Manager may, in its discretion, and at any time, employ such practice, technique or invest in such instrument for the Fund. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Fund but, to the extent employed, could from time to time have a material impact on the Fund's performance.

ECLIPSE TAX-MANAGED EQUITY FUND


      The Fund's investment objective is to provide enhanced after-tax total return relative to the return of the S&P 500(R) Index. The Fund invests primarily in common stocks of companies included in the S&P 500(R) Index. The Fund generally will be as fully invested as practicable, but under normal conditions, the Fund will invest at least 80% of its assets in equity securities. The Fund also attempts to achieve enhanced after-tax returns for its shareholders by using a variety of tax-efficient management strategies designed to reduce capital gains distributions to its shareholders.



      The Manager uses a proprietary, quantitative mathematical model using statistical techniques to measure the stock price behavior of each stock represented in the S&P 500(R) Index. The S&P 500(R) Index constitutes the universe from which the Fund's portfolio securities will ordinarily be generally selected.

      At any time, the Manager may utilize a range of active tax management strategies designed to minimize the Fund's taxable distributions. These strategies will not completely eliminate taxable distributions to shareholders however. Such strategies may include, but are not limited to:

- holding securities long enough to avoid higher, short term capital gains taxes;

-     selling shares with a higher cost basis first;

-     investing overnight cash balances in tax-free investment vehicles; and

- selling securities that have declined in value to offset past or future gains realized on the sale of other securities.

      For liquidity purposes or pending the purchase of additional portfolio securities, the Fund may also invest a portion of its assets in Standard & Poor's Depositary Receipts. In times of unusual or adverse conditions, for temporary defensive purposes, the Fund may invest outside the scope of its principal investment focus.


        THE FUND ALONE DOES NOT CONSTITUTE A COMPLETE INVESTMENT PROGRAM

      The loss of money is a risk of investing in the Fund. The Fund is not intended to constitute a balanced or complete investment program and the net asset value of the Fund's shares will fluctuate based on the value of the securities held by the Fund. The Fund is subject to the general risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.


             INVESTMENT PRACTICES, INSTRUMENTS AND RISKS OF THE FUND

      The Fund may engage in the following investment practices, or invest in the following instruments to the extent permitted in the Prospectus and elsewhere in this SAI. Unless otherwise stated in the Prospectus, many investment techniques are discretionary. That means the Manager may elect to engage or not engage in the various techniques in its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRS")

      The Fund may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. (the "AMEX") that represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the S&P 500 Index. SPDRs are listed on the AMEX and traded in the secondary market on a per-SPDR basis.

      SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index. The value of SPDRs is subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs involves certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by the Fund. Moreover, the Fund's investment in SPDRs may not exactly match the performance of a direct investment in the index to which SPDRs they are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for the Fund due to transaction costs and other Fund expenses. Additionally, the Fund may not fully replicate the performance of its benchmark index due to the temporary unavailability of certain index securities in the secondary market or due to other extraordinary circumstances such as discrepancies between the investment trust and the S&P 500 Index with respect to the weighting of securities or the number of, for example, larger capitalized stocks held by the S&P 500 Index and the Fund.


BORROWING

      The Fund may borrow from a bank up to a limit of 15% of its total assets, but only for temporary or emergency purposes. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company for Federal tax purposes. To avoid the potential leveraging effects of the Fund's borrowings, the Fund will repay any money borrowed in excess of 5% of its total assets prior to purchasing additional securities. Borrowing may exaggerate the effect on the Fund's net asset value of any increase or decrease in the market value of the Fund's portfolio securities. Money borrowed will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of the Fund's shares.

COMMERCIAL PAPER

      The Fund may invest in commercial paper if it is rated, at the time of investment, Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's, A Division of The McGraw-Hill Companies, Inc. ("S&P"), or, if not rated by Moody's or S&P, if the Fund's Manager determines that the commercial paper is of comparable quality. The Fund may invest up to 5% of its assets in non-investment grade commercial paper if it is rated in the second highest ratings category by a nationally recognized statistical ratings organization ("NRSRO"), such as S&P or Moody's. Commercial paper represents short-term (nine months or less) unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS

      In times of unusual or adverse market conditions, for temporary defensive purposes, the Fund may invest without limit in cash and cash equivalents. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements); obligations of banks (certificates of deposit ("CDs"), bankers' acceptances and time deposits) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100,000,000, and obligations of other banks or S&Ls if such obligations are federally insured.; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Manager to be of comparable high quality and liquidity.

REPURCHASE AGREEMENTS

      The Fund may enter into domestic or foreign repurchase agreements with certain sellers determined by the Manager to be creditworthy.

      A repurchase agreement, which provides a means for the Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a security, usually in the form of a debt obligation (the "Obligation"), and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times equal or exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

      The Fund will invest more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

      In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In addition, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

      The Board of Directors has delegated to the Fund's Manager the authority and responsibility to monitor and evaluate the Fund's use of repurchase agreements, including identification of sellers whom they believe to be creditworthy, and has authorized the Fund to enter into repurchase agreements with such sellers. As with any unsecured debt instrument purchased for the Fund, the Manager seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.

      For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from the Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

REVERSE REPURCHASE AGREEMENTS

      The Fund may enter into reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price.

      Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities (each, an "Obligation") held by the Fund, with an agreement to repurchase the Obligation at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

      The Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than one-third of its total assets.

      While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodian account to cover its obligations under the agreement.

      The use of reverse repurchase agreements by the Fund creates leverage which increases the Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or net asset value per share will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value per share would decline faster than otherwise would be the case.

      If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

U.S. GOVERNMENT SECURITIES

      Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, for example, the Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks ("FHLB") are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by Federal National Mortgage Association ("FNMA") are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association ("SLMA") are supported only by the credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated to do so by law. U.S. government securities also include government-guaranteed mortgage-backed securities. See "Mortgage-Related and Other Asset-Backed Securities."

      U.S. government securities do not generally involve the credit risks associated with other types of interest-bearing securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from other interest-bearing securities. Like other fixed-income securities, however, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

SECURITIES OF OTHER INVESTMENT COMPANIES

      Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value per share, but may also be traded in the secondary market.

LENDING OF PORTFOLIO SECURITIES


      The Fund may seek to increase its income by lending portfolio securities, in accordance with procedures adopted by the Board of Directors, to certain broker-dealers and institutions. Under present regulatory policies, such loans would be required to be secured continuously by collateral in cash or U.S. government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The total market value of securities loaned will not exceed one-third or 33% of the total assets of the Fund. The Fund would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment.


      As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with the Fund. However, the loans would be made only to firms deemed by the Manage to be creditworthy and approved by the Board of Directors, and when, in the judgment of the Manager, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Manager determines to make securities loans, it is intended that the value of the securities loaned will not exceed 33% of the value of the total assets of the Fund. Under the guidelines adopted by the Board of Directors, the Fund is prohibited from lending more than 5% of its assets to any one counterparty.

ILLIQUID SECURITIES


      Illiquid securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. This includes repurchase agreements maturing in more than seven days. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board of Directors, the Manager determines the liquidity of the Fund's investments; in doing so, the Manager may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities will be valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair market value.

RESTRICTED SECURITIES


     Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to guidelines adopted by the Board of Directors). Difficulty in selling restricted securities may result in a loss or be costly to the Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the "1933 Act"), or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of the restricted security (i.e., the Fund) might obtain a less favorable price than prevailed when it decided to seek registration of the security. Restricted securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.


MUNICIPAL SECURITIES

      The Fund may purchase municipal securities for temporary defensive purposes. Municipal securities generally are understood to include debt obligations of state and local governments, agencies and authorities. Municipal securities, which may be issued in various forms, including notes and bonds, are issued to obtain funds for various public purposes. Municipal securities, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: "general obligation" and "revenue" bonds.

      Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

      A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security and credit enhancement guarantees available to them, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

      Other types of municipal securities include:

      Tax Anticipation Notes. Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

      Revenue Anticipation Notes.   Revenue Anticipation Notes are issued in
expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.

      Bond Anticipation Notes. Bond Anticipation Notes are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.

      Construction Loan Notes. Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration ("FHA") under FNMA or GNMA.

      Project Notes. Project Notes are instruments sold by the Department of Housing and Urban Development ("HUD") but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.

      Short Term Discount Notes. Short Term Discount Notes (sometimes referred to as tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

      There may be other types of municipal securities that become available which are similar to the foregoing described municipal securities in which the Fund may invest.

      The yields on municipal securities depend upon a variety of factors, including general economic and monetary conditions, general money market conditions, general conditions of the municipal securities market, the financial condition of the issuer, the size of a particular offering, the maturity of the obligations offered and the rating of the issue or issues.

      An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Fund. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the 1933 Act prior to offer and sale, unless an exemption from such registration is available, municipal securities which are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal securities which were not publicly offered initially.

BANK OBLIGATIONS

      The Fund may invest in CDs, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks as well as CDs, time deposits and other short-term obligations issued by savings and loan associations ("S&Ls").

      CDs are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. The Fund may not invest in time deposits maturing in more than seven days that are subject to withdrawal penalties. The Fund will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets.

      Investments in the obligations of banks are deemed to be "cash equivalents" if, at the date of investment, the banks have capital, surplus, and undivided profits (as of the date of their most recently published financials) in excess of $100 million, or the equivalent in other currencies, or if, with respect to the obligations of other banks and S&Ls, such obligations are federally insured. The Fund will invest accordingly.

FOREIGN SECURITIES

      The Fund may invest in securities of foreign issuers to the extent such securities are included in the securities that comprise the S&P(R) 500 Index. Securities of issuers within a given country may be denominated in the currency of another country.

      While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. Foreign investments could be more difficult to sell than U.S. investments. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Fund may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

      Some foreign securities are issued by companies organized outside the U.S. and are traded only or primarily in trading markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

EXCHANGE TRADED FUNDS


      The Fund may invest in shares of Exchange Traded Funds ("ETFs"). ETFs are mutual funds that trade like stocks. Like stocks, shares of ETFs are not traded at net asset value, that is, they can be sold at a premium or with a discount. The price of ETFs is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for an ETF is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on ETFs. ETFs represent an unsecured obligation and therefore carry with them the risk that the counterparty will default and the Fund may not be able to recover the current value of its investment. The Fund's investments in ETFs will be limited to the percentage restrictions set forth for investments in investment company securities.


FOREIGN CURRENCY TRANSACTIONS

      The Fund may invest in securities that are denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets. However, the Fund may seek to increase its return by trading in foreign currencies. In addition, to the extent the Fund invests in foreign securities, it may enter into foreign currency forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. The Fund may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, the Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated. Foreign currency transactions in which the Fund may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts.

      A foreign currency forward exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates.

      A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when hedging, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase.

      While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

      The Fund will hold liquid assets in a segregated account with an appointed custodian in an amount equal (on a daily marked-to-market basis) to the amount of the commitments under these contracts. At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract, or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. The Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

      Normally, consideration of fair value exchange rates will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, the Manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of the Fund will be served by entering into such a contract. Set forth below are examples of some circumstances in which the Fund might employ a foreign currency transaction. When the Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although the Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

      Another example is when the Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency ("proxy" hedge). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), the Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

      The Fund also may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

      The Fund may also enter into currency transactions to profit from changing exchange rates based upon the Manager's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager's currency assessment is incorrect.

      At the consummation of the forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

      When the Fund has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. The Fund generally will not enter into a forward contract with a term of greater than one year.

      In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract, the Fund may deem its forward currency hedge position to be covered by underlying portfolio securities or may establish a Segregated Account with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the subject hedge. The Segregated Account will consist of liquid assets. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Fund will establish a Segregated Account with its Custodian as described above. In the event that the Fund establishes a Segregated Account, the Fund will mark-to-market the value of the assets in the Segregated Account. If the value of the liquid assets placed in the Segregated Account declines, additional liquid assets will be placed in the account by the Fund on a daily basis so that the value of the account will at least equal the amount of the Fund's commitments with respect to such contracts.

      It should be realized that the use of forward contracts to protect the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

      The Fund cannot assure that its use of forward contracts will always be successful. Successful use of forward contracts depends on the Manager's skill in analyzing and predicting relative currency values. Forward contracts alter the Fund's exposure to currencies and could result in losses to the Fund if currencies do not perform as the Manager anticipates. The Fund may also incur significant costs when converting assets from one currency to another. Contracts to sell foreign currency would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases.

      The Fund's foreign currency transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

FIRM OR STANDBY COMMITMENTS

      The Fund may from time to time purchase securities on a "firm commitment" or "standby commitment" basis.

      Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will generally make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. The Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is at least equal to the amount of such commitments.

      The Fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." The Fund may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Manager understands that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its possession; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that firm or standby commitments will be available to the Fund, nor has the Fund assumed that such commitments would continue to be available under all market conditions.

      A standby commitment may not be used to affect the Fund's valuation of the municipal security underlying the commitment. Any consideration paid by the Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Fund as unrealized depreciation until the standby commitment is exercised or has expired.

      Firm and standby transactions are entered into in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. However, the Fund will not accrue any income on these securities prior to delivery. The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom the Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

      The Fund does not believe that its net asset value per share or income will be exposed to additional risk by the purchase of securities on a firm commitment or standby commitment basis. At the time the Company makes the commitment on behalf of the Fund to purchase a security on a firm or standby commitment basis, the Fund will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value per share. The market value of the firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Fund will establish a segregated account in which it will maintain liquid assets at least equal in value to any commitments to purchase securities on a firm or standby commitment basis. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

WHEN-ISSUED SECURITIES

      The Fund may from time to time purchase securities on a "when-issued" basis. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies stated herein. Although when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

      When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. However, the Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom the Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

      At the time the Company makes the commitment on behalf of the Fund to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date.

      The Fund does not believe that the Fund's NAV or income will be exposed to additional risk by the purchase of securities on a when-issued basis. The Fund will establish a segregated account in which it will maintain liquid assets at least equal in value to any commitments to purchase securities on a when-issued basis. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

LOAN PARTICIPATION INTERESTS


      The Fund may invest in participation interests in loans. The Fund's investment in loan participation interests may take the form of participation interests in, assignments of or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, the Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, the Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan. The Fund also may purchase a Participation Interest in a portion of the rights of a lender in a corporate loan. In such a case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Fund must rely on the lending institution for that purpose. The Fund will not act as an agent bank, a guarantor or sole negotiator of a structure with respect to a corporate loan.

      In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders which are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as the Company. The Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank monitors the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement the Fund has direct recourse against the borrower (which is unlikely), the Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given broad discretion in enforcing the corporate loan agreement, and is obligated to use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

      A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. A successor agent bank generally will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of the Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

      When the Fund acts as co-lender in connection with a Participation Interest or when the Fund acquires a Participation Interest the terms of which provide that the Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests the Fund's Manager will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Fund's qualitative standards. There is a risk that there may not be a readily available market for loan Participation Interests and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When the Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio. The Fund considers Participation Interests not subject to puts to be illiquid.

      The principal credit risk associated with acquiring Participation Interests from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. The Fund may incur additional credit risk, however, when it is in the position of Participant rather than a co-lender because the Fund must assume the risk of insolvency of the co-lender from which the Participation Interest was acquired and that of any person interpositioned between the Fund and the co-lender.

RISK MANAGEMENT TECHNIQUES

      The Fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as forward contracts and options on foreign currencies) and purchasing or writing put or call options on securities and securities indices.

      The Fund can use these practices in an attempt to adjust the risk and return characteristics of its portfolio of investments. When the Fund uses such techniques in an attempt to reduce risk it is known as "hedging". If the Fund's Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counter party to the transaction does not perform as promised.

      Writing Call Options. The Fund may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by the Fund is a short term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option on a stock index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

      The Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. The Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

      During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

      The Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction," the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option which it has previously written on any particular security. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. When a security is to be sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

      A closing purchase transaction may be made only on a national or foreign securities exchange which provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If the Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires, or the Fund otherwise covers the existing call option, or delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an over-the-counter option may in many cases only be made with the other party to the option.

      The Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

      Writing Put Options. The Fund may also write covered put options. A put option is a short term contract which gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by the Fund are agreements by the Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by the Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

      The premium which the Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

      A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer would be required to purchase the security at a higher price than the then-current market price of the security. In that case, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

      The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Fund also may effect a closing purchase transaction, in the case of a put option, to permit the Fund to maintain its holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

      If the Fund is able to enter into a closing purchase transaction, the Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option, respectively. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

      In addition, the Fund may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Fund may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company and the Company's intention that the Fund qualify as such. Subject to the limitation that all put option writing transactions be covered, the Fund may, to the extent determined appropriate by the Manager, engage without limitation in the writing of options on U.S. government securities.

      Purchasing Options. The Fund, as specified in the Prospectus, may purchase put or call options which are traded on an exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Fund will engage in such transactions only with firms the Manager deems to be of sufficient creditworthiness so as to minimize these risks.

      The Fund may purchase put options on securities to protect its holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security at a specified price upon exercise of the option during the option period. The purchase of put options on securities held in the portfolio or related to such securities will enable the Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The put options purchased by the Fund may include, but are not limited to, "protective puts," in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security which the Fund has the right to purchase. The Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

      The Fund may also purchase call options on securities, which the Fund intends to purchase, to protect against substantial increases in prices of such securities pending its ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Fund may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

      Special Risks Associated with Options on Securities. Exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risk apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

      The Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. The Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

      The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period.

      The ability of the Fund to successfully utilize options may depend in part upon the ability of the Manager to forecast interest rates and other economic factors correctly.

      The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

OPTIONS ON FOREIGN CURRENCIES

      To the extent that it invests in foreign securities, the Fund may purchase and write options on foreign currencies. The Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to foreign currency. The Fund may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

      Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit the Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

      The Fund may also write options on foreign currencies for hedging purposes, For example, If the Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by the Fund.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

      A call option written on foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the amount of the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

      Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges or over-the- counter. Exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

      The Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position.

      Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-related options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

FUTURES TRANSACTIONS

      The Fund, as specified in the Prospectus, may purchase and sell stock index futures to hedge the equity portion of the Fund's security portfolio with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contracts. The Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of their portfolios. In addition, to the extent that it invests in foreign securities, the Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. The Fund may also purchase and write put and call options on futures contracts of the type into which the Fund is authorized to enter and may engage in related closing transactions. In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to compliance with applicable CFTC rules, the Fund also may enter into futures contracts traded on foreign futures exchanges such as Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject the Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges.

      A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of the Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. In the United States, futures contracts are traded on boards of trade which have been designated as "contract markets" or registered as derivatives transaction execution facilities by the CFTC. Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank certificates of deposit, a municipal bond index and various stock indices.

      When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its Custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, the Fund will mark-to-market its open futures positions. Moreover, the Fund will maintain sufficient liquid assets to cover its obligations under open futures contracts.

      The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

      Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

      Futures on Debt Securities. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--the Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Manager to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Board of Directors.

      Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. The Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

      On other occasions, the Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. The Fund may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Fund's portfolio.

      The Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly. Depending upon the types of futures contracts that are available to hedge a fund's portfolio of securities or portion of a portfolio, perfect correlation between that fund's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when the Fund might wish to buy or sell a futures contract.

      Securities Index Futures. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

      Stock index futures may be used to hedge the equity portion of the Fund's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Fund may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Fund may enter into futures on debt securities indices (including the municipal bond index) to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, the Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case.

      Currency Futures. A sale of a currency futures contract creates an obligation by the Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by the Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. The Fund may sell a currency futures contract if the Manager anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Fund's securities denominated in such currency. If the Manager anticipates that exchange rates will rise, the Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by the Fund, the Fund purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Fund, the Fund sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

      A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of the Fund's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short term period. Such distortions are generally minor and would diminish as the contract approached maturity.

      Another risk is that the Manager could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

      Options on Futures. For bona fide hedging and other appropriate risk management purposes, the Fund also may purchase and write call and put options on futures contracts which are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

      Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

      Options on futures contracts can be used by the Fund to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

      The purchase of put options on futures contracts is a means of hedging the Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested or of lengthening the average maturity or duration of the Fund's portfolio. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

      In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

      If the Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated.

      The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Fund writes a put option on a futures contract on securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to the Fund of the securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

      While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, the Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Fund will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

      Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts. The Fund will only enter into futures contracts or related options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Fund will not enter into futures contracts for which the aggregate contract amounts exceed 100% of the Fund's net assets. In addition, with respect to positions in futures and related options that do not constitute bona fide hedging positions, the Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

      When purchasing a futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the

Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

      When selling a futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's Custodian).

      When selling a call option on a futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

      When selling a put option on a futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

      The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, options on futures or forward contracts. See "Tax Information."

      Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts which will not be completely offset by changes in the price of the securities or currencies which are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when the Fund has sold stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio may decline. If this were to occur, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities.

      Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

      There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

      In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Fund generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that the Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

      Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Foreign Currency. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

SWAP AGREEMENTS

      The Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. The Fund may also enter into index swap agreements. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net" basis. Consequently, the Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Fund's portfolio. The Fund may enter into swap agreements only to the extent that obligations under such agreements represent not more than 10% of the Fund's total assets.

      In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

      Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due.

      Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counter parties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Fund by the Code may limit the Fund's ability to use swap agreements. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

      Certain swap agreements are largely excluded from regulation under the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA. To qualify for this exclusion, a swap agreement must be entered into by "eligible contract participants," which include financial institutions, investment companies subject to regulation under the 1940 Act, and the following entities, provided that their ' total assets exceed established levels: commodity pools, corporations, partnerships, proprietorships, organizations, trusts or other entities, employee benefit plans, governmental entities, broker-dealers, futures commission merchants, natural persons, or regulated foreign persons. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must be subject to individual negotiation by the parties and may not be executed or traded on trading facilities other than qualifying electronic trading facilities.

WARRANTS

      The Fund may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

SHORT SALES AGAINST THE BOX

      The Fund may engage in short sales, which are transactions in which the Fund sells through a broker a security it does not own in anticipation of a possible decline in market price. The Fund will only enter into short sales "against the box," and such transactions will be limited to involve no more than 25% of the Fund's total assets. A short sale "against the box" is a short sale in which, at the time of the short sale, the Fund owns or has the right to obtain securities equivalent in kind and amount. The Fund may enter into a short sale against the box among other reasons, to hedge against a possible market decline in the value of a security owned by the Fund. If the value of a security sold short against the box increases, the Fund would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. In addition, the Fund may segregate assets, equal in value to 50% of the value of the short sale, in a special account with the Fund's custodian. The segregated assets are pledged to the broker pursuant to applicable margin rules. If a broker, with which the Fund has open short sales, were to become bankrupt, the Fund could experience losses or delays in recovering gains on short sales. The Fund will only enter into short sales against the box with brokers the Manager believes are creditworthy.

RISKS ASSOCIATED WITH DEBT SECURITIES

      To the extent that the Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by the Fund, and thus the net asset value of the shares of the Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of the Fund's investments, changes in the relative values of the currencies in which the Fund's investments are denominated relative to the U.S. dollar, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by the Fund, and a decline in interest rates will increase the value of fixed income securities held by the Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

      Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of shares of the Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, the value of lower rated debt securities that the Fund purchases may fluctuate more than the value of higher rated debt securities. Lower rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower rated fixed income securities generally tend to reflect short term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Fund but will be reflected in the net asset value of the Fund's shares.

      Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

      When and if available, debt securities may be purchased at a discount from face value. From time to time, the Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager, such securities have the potential for future income (or capital appreciation, if any).

ZERO COUPON BONDS

      Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from the face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Cash to pay dividends representing unpaid, accrued interest may be obtained from sales proceeds of portfolio securities and Fund shares and from loan proceeds. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which the Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

                       SPECIAL CONSIDERATIONS FOR THE FUND

      "Standard & Poor's(R)," "S&P 500(R)," "S&P(R)," and "Standard & Poor's 500(R)," are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by an affiliate of NYLIM, the Fund's Manager. Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") does not sponsor, endorse, sell or promote the Fund or represent the advisability of investing in the Fund.


      The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500(R) Index to track general stock market performance. S&P's only relationship to NYLIM is the licensing of certain trademarks and trade names of S&P and of the S&P 500(R) Index which are determined, composed and calculated by S&P without regard to the NYLIM or the Fund. S&P has no obligation to take the needs of NYLIM or the owners of the Fund into consideration in determining, composing or calculating the S&P 500(R) Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund's shares or the timing of the issuance or sale of the shares or in the determination or calculation of the equation by which the Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.



      S&P does not guarantee the accuracy and/or the completeness of the S&P 500(R) Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by NYLIM, owners of the Fund, or any other person or entity from the use of the S&P 500(R) Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500(R) Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.



      The inclusion of a security in the S&P 500(R) Index in no way implies an opinion by the S&P 500 Index sponsor, Standard & Poor's, as to the attractiveness of that security as an investment.



                       FUNDAMENTAL INVESTMENT RESTRICTIONS

      The Fund has adopted as fundamental policies certain investment restrictions, set forth below, which may not be changed with respect to the Fund without a majority vote of the outstanding shares of the Fund, as defined in the 1940 Act. Except for those investment policies of the Fund specifically identified as fundamental in the Prospectus and this SAI, and the Fund's objective as described in the Prospectus, all other investment policies and practices described may be changed by the Board of Directors without the approval of shareholders.

      Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus apply only at the time a transaction is entered into. Accordingly, except for fundamental restriction number (4) to which this qualification does not apply, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's net assets will not be considered a violation of the Fund's policies or restrictions.

The Fund may not:

(1) invest in a security if, as a result of such investment, 25% or more of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated," (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its assets in a particular industry) the Fund elects to be so classified and the foregoing limitation shall no longer apply with respect to the Fund;

(2) invest in a security if, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

(3) invest in a security if, with respect to 75% of its assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. government securities;

(4) borrow money or issue senior securities, except that the Fund may (i) borrow from banks provided that, if immediately after each borrowing there is asset coverage of 300%, and (ii) issue senior securities to the extent permitted under the 1940 Act;

(5) lend any funds or other assets, except that the Fund may, consistent with its investment objectives and policies lend its portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission and any guidelines established by the Board of Directors;

(6) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

(7)   purchase or sell commodities or commodities contracts; or

(8) underwrite the securities of other issuers, except where, in selling portfolio securities, the Fund may be deemed to be an underwriter for purposes of the 1933 Act when selling securities acquired pursuant to repurchase agreements.


                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

   In addition to the Company's fundamental investment restrictions, the Directors have voluntarily adopted certain policies and restrictions, set forth below, which are observed in the conduct of the affairs of the Fund. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Directors without requiring prior notice to or approval of shareholders.

   Unless otherwise indicated, the percentage limitations apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's net assets will not be considered a violation.


Under these non-fundamental investment restrictions, the Fund may not:


(1) purchase puts, calls, straddles, spreads and any combination thereof if, as a result, the value of its aggregate investment in such classes of securities would exceed 5% of its total assets;

(2) purchase securities that may not be sold without first being registered under the 1933 Act ("restricted securities") other than Rule 144A securities and Section 4(2) commercial paper determined to be liquid pursuant to guidelines adopted by the Company's Board of Directors; enter into repurchase agreements having a duration of more than seven days; purchase loan participation interests that are not subject to puts; purchase instruments lacking readily available market quotations ("illiquid instruments"); or purchase or sell uncovered over-the-counter options, if as a result of the purchase or sale, the Fund's aggregate holdings of restricted securities, repurchase agreements having a duration of more than seven days, loan participation interests that are not subject to puts, illiquid instruments, and over-the-counter options purchased by the Fund and the assets used as cover for over-the-counter options written by the Fund exceed 10% of the Fund's net assets;

(3)   invest in other companies for the purpose of exercising control;

(4) purchase securities on margin, except that the Fund may obtain such short term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin;

(5) sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities.

      The Directors have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Directors have delegated the function of making day-to-day determinations of liquidity to a Valuation Committee established pursuant to guidelines approved by the Directors.

      For a brief summary of the extent to which the 1940 Act permits the Fund to issue senior securities, please refer to the disclosure under the heading "Borrowings" in this SAI. For a brief summary of the applicable guidelines pursuant to which the Fund may lend its funds and assets, please refer to the disclosure under the heading "Lending of Portfolio Securities" in this SAI.

                             DIRECTORS AND OFFICERS

      The Directors oversee the Fund and the Manager. Information pertaining to the Directors and officers is set forth below. Each Director serves until his/her successor is elected and qualified or until his/her resignation, death or removal. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

                      INTERESTED DIRECTORS OF THE COMPANY*



                                                                                           NUMBER OF FUNDS            OTHER
                                          LENGTH                PRINCIPAL                     IN FUND             DIRECTORSHIPS
    NAME, ADDRESS           POSITION(S)   OF TIME              OCCUPATION(S)              COMPLEX OVERSEEN           HELD BY
  AND DATE OF BIRTH        WITH COMPANY   SERVED            DURING PAST 5 YEARS              BY DIRECTOR            DIRECTOR
  -----------------        ------------   ------            -------------------              -----------            --------
Stephen C. Roussin         Chairman and   5 Years     President, Chief Operating                   45          New York Life
Date of Birth: 7/12/63     Director                   Officer and Manager, New York                            Trust Company, FSB
                                                      Life Investment Management LLC
                                                      (including predecessor advisory
                                                      organizations) and New York Life
                                                      Investment Management Holdings
                                                      LLC; President, Chief Executive
                                                      Officer and Trustee, The
                                                      MainStay Funds; Senior Vice
                                                      President, New York Life
                                                      Insurance Company; Director,                 21
                                                      NYLIFE Securities, Inc.;
                                                      Chairman and Director, NYLIFE
                                                      Distributors Inc.; Chairman and
                                                      Trustee, New York Life
                                                      Investment Management
                                                      Institutional Funds; Chairman,
                                                      President and Trustee, Eclipse
                                                      Funds; Senior Vice President,
                                                      Smith Barney, 1994 to 1997.
                                                      Senior Managing Director, New
                                                      York Life Investment.


Patrick G. Boyle          Director        11 Years    Management LLC, (including                                New York Life Trust
Date of Birth: 11/24/53                               predecessor advisory                                      Company, FSB
                                                      organizations); Senior Vice                               Madison Capital
                                                      President, Pension                                        Funding LLC
                                                      Department, New York Life
                                                      Insurance Company; Executive
                                                      Vice President, New York Life
                                                      Investment Management
                                                      Institutional Funds;
                                                      Executive Vice President,
                                                      Eclipse Funds.



* These Directors are considered to be "interested persons" of the Company within the meaning of the 1940 Act because of their affiliation with the Company, Manager, New York Life Insurance Company, MacKay Shields LLC, McMorgan & Company, LLC, Eclipse Funds, The MainStay Funds, MainStay VP Series Fund, Inc., New York Life Investment Management Institutional Funds, McMorgan Funds, NYLIFE Securities Inc. and/or NYLIFE Distributors Inc., as described in detail in the column captioned "Principal Occupation(s) During Past 5 Years."

                     NON-INTERESTED DIRECTORS OF THE COMPANY

                                                                                           NUMBER OF FUNDS            OTHER
                                          LENGTH                PRINCIPAL                     IN FUND             DIRECTORSHIPS
    NAME, ADDRESS           POSITION(S)   OF TIME              OCCUPATION(S)              COMPLEX OVERSEEN           HELD BY
  AND DATE OF BIRTH        WITH COMPANY   SERVED            DURING PAST 5 YEARS              BY DIRECTOR            DIRECTOR
  -----------------        ------------   ------            -------------------              -----------            --------
Lawrence Glacken              Director     11 Years   Retired; Trustee, New York                   21            None
Date of Birth: 10/22/27                               Life Investment Management
                                                      Institutional Funds (3
                                                      portfolios); Trustee, Eclipse
                                                      Funds (4 portfolios).


Robert P. Mulhearn            Director     11 Years   Trustee, New York Life                       21
Date of Birth: 3/11/47                                Investment Management
                                                      Institutional Funds (3
                                                      portfolios); Trustee, Eclipse
                                                      Funds (4 portfolios).


Susan B. Kerley               Director     11 Years   Trustee, New York Life                       21            Director, SSB/Citi
Date of Birth: 8/12/51                                Investment Management                                      Mutual Funds.

                                                      Institutional Funds (3
                                                      portfolios); Trustee, Eclipse
                                                      Funds (4 portfolios); President,
                                                      Global Research Associates.

               OFFICERS (WHO ARE NOT DIRECTORS) OF THE COMPANY**



                                                                                           NUMBER OF FUNDS            OTHER
                                          LENGTH                PRINCIPAL                     IN FUND             DIRECTORSHIPS
    NAME, ADDRESS           POSITION(S)   OF TIME              OCCUPATION(S)              COMPLEX OVERSEEN           HELD BY
  AND DATE OF BIRTH        WITH COMPANY   SERVED            DURING PAST 5 YEARS              BY DIRECTOR            DIRECTOR
  -----------------        ------------   ------            -------------------              -----------            --------
Linda M. Livornese        President        11 Years      Vice President, Pension                       14             None
Date of Birth: 7/15/51                                   Department, New York Life
                                                         Insurance Company; Vice
                                                         President, NYLIFE Distributors
                                                         Inc.; Vice President, NYLIFE
                                                         Securities Inc.


Marc J. Brookman          Executive Vice   3 Years       Vice President, New York Life                18              None
Date of Birth: 11/21/63   President                      Insurance Company; Senior
                                                         Managing Director, New York Life
                                                         Investment Management LLC
                                                         (including predecessor advisory
                                                         organizations); Executive Vice
                                                         President, Eclipse Funds; Senior
                                                         Vice President, Product
                                                         Development, MainStay
                                                         Institutional Funds, Inc. and
                                                         Retirement Plans, 1998 to 2000;
                                                         National Sales Director, Vice
                                                         President, United Asset
                                                         Management Retirement Plan
                                                         Services, from 1996 to 1998.

                                                                                           NUMBER OF FUNDS            OTHER
                                            LENGTH              PRINCIPAL                     IN FUND             DIRECTORSHIPS
    NAME, ADDRESS           POSITION(S)     OF TIME            OCCUPATION(S)              COMPLEX OVERSEEN           HELD BY
  AND DATE OF BIRTH        WITH COMPANY     SERVED          DURING PAST 5 YEARS              BY DIRECTOR            DIRECTOR
  -----------------        ------------     ------          -------------------              -----------            --------

Jefferson C. Boyce         Senior Vice      6 Years   Senior Managing Director, New               42                  None
Date of Birth: 9/17/57     President                  Your Life Investment Management
                                                      LLC (including predecessor
                                                      advisory organizations) Senior
                                                      Vice President, New York Life
                                                      Insurance Company; Senior Vice
                                                      President, The MainStay Funds;
                                                      Director, NYLIFE Distributors,
                                                      Inc.; Senior Vice President, New
                                                      York Life Investment Management
                                                      Institutional Funds; and Senior
                                                      Vice President, Eclipse Funds.


Patrick J. Farrell         Vice President,  6 Years   Managing Director, New York Life           64                   None
Date of Birth: 9/27/59     Treasurer and              Investment Management, LLC
                           Chief Financial            (including predecessor advisory
                           and Accounting             organizations); Vice President,
                           Officer                    Treasurer and Chief Financial
                                                      and Accounting Officer, The
                                                      MainStay Funds, MainStay VP
                                                      Series Fund, New York Life
                                                      Investment Management
                                                      Institutional Funds, and Eclipse
                                                      Funds; Assistant Treasurer,
                                                      McMorgan Funds (formally McM
                                                      Funds).


Robert A. Anselmi         Secretary         1 Year    Senior Managing Director and               64                  None
Date of Birth: 10/19/46                               General Counsel, New York Life
                                                      Investment Management LLC
                                                      (including predecessor advisory
                                                      organizations); Secretary, New
                                                      York Life Investment Management
                                                      Holdings LLC; Senior Vice
                                                      President, New York Life
                                                      Insurance Company; Vice President
                                                      and Secretary, McMorgan & Company
                                                      LLC; Secretary, NYLIFE
                                                      Distributors Inc.; Secretary,
                                                      MainStay VP Series Fund, Inc.,
                                                      New York Life Investment
                                                      Management Institutional Funds
                                                      and Eclipse Funds, Managing
                                                      Director and Senior Counsel,
                                                      Lehman Brothers Inc., (1998 to
                                                      1999); General Counsel and
                                                      Managing Director, JP Morgan
                                                      Investment Management Inc., from
                                                      (1986 to 1998).

Richard W. Zuccaro        Tax Vice          9 Years   Vice President, New York Life              64                  None
Date of Birth: 12/12/49   President                   Insurance Company; Tax Vice
                                                      President, NYLIFE Securities
                                                      Inc.; Tax Vice President,
                                                      MainStay VP Series Fund, Inc.;
                                                      Tax Vice President, The MainStay
                                                      Funds; Tax Vice President,
                                                      NYLIFE Distributors, Inc.; and
                                                      Tax Vice President, New York
                                                      Life Investment Management
                                                      Institutional Funds; Tax Vice
                                                      President, Eclipse Funds.



----------------

** The officers listed are considered to be "interested persons" of the Company within the meaning of the 1940 Act because of their affiliation with the Company, the Manager, New York Life Insurance Company, MacKay Shields LLC, McMorgan & Company, LLC, Eclipse Funds, The MainStay Funds, MainStay VP Series Fund, Inc., New York Life Investment Management Institutional Funds, McMorgan Funds, NYLIFE Securities Inc. and/or NYLIFE Distributors Inc., as described in detail in the column captioned "Principal Occupation(s) During Past 5 Years."

                               BOARD OF DIRECTORS

      The Directors oversee the Fund and the Manager. The Committees of the Board include the Audit Committee, Nominating Committee, Valuation Committee, and Valuation Subcommittee.


      The purpose of the Audit Committee, which meets on an as needed basis, is to (1) oversee the accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (2) oversee the quality and objectivity of the financial statements and the independent audit thereof; and (3) act as a liaison between the independent auditors and the full Board. The members of the Audit Committee include Lawrence Glacken, Robert P. Mulhearn, and Susan B. Kerley. Although the Fund only commenced investment operations April 19, 2002, there were 2 Audit Committee meetings for the Company held during 2001.



      The purpose of the Nominating Committee is to (1) evaluate the qualifications of candidates and make nominations for independent director membership on the Board, (2) nominate members of committees of the Board and periodically review committee assignments, and (3) make recommendations to the Board concerning the responsibilities or establishment of Board committees. The members of the Nominating Committee include all the independent Directors:
Lawrence Glacken, Robert P. Mulhearn, and Susan B. Kerley. Although the
Fund only commenced investment operations April 19, 2002, there were no Nominating Committee meetings for the Company held during 2001.



      The purpose of the Valuation Committee is to oversee the implementation of the Fund's valuation procedures and to make fair value determinations on behalf of the Board as specified in such valuation procedures. The members of the Valuation Committee, on which one or more directors may serve, include: Stephen
C. Roussin, Robert A. Anselmi, Patrick J. Farrell, Derek D. Burke, Lawrence Glacken, Patrick G. Boyle and Susan B. Kerley. The Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. Although the Fund only commenced investment operations April 19, 2002, there were 4 Valuation Committee meetings for the Company held during 2001.



      The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Fund's valuation procedures. Meetings may be held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee, on which one or more Directors may serve, include: Stephen C. Roussin, Robert A. Anselmi, Derek
D. Burke, Patrick J. Farrell, and Jill R Whitelaw. Although the Fund only commenced investment operations April 19, 2002, there were 3 Valuation Subcommittee meetings for the Company held during 2001.


      For the fiscal year ended October 31, 2001, the dollar range of equity securities owned by each Director in each series of the Company (including beneficially) and in any registered investment company overseen by the Directors within the same family of investment companies as the Company is as follows:

                      INTERESTED DIRECTORS OF THE COMPANY***





                                                                                         AGGREGATE DOLLAR RANGE OF EQUITY
                                              DOLLAR RANGE OF                         SECURITIES IN ALL REGISTERED INVESTMENT
                                             EQUITY SECURITIES                           COMPANIES OVERSEEN BY DIRECTOR IN
NAME OF DIRECTOR                             IN THE COMPANY(1)                            FAMILY OF INVESTMENT COMPANIES.
----------------                             -----------------                            -------------------------------

Stephen C. Roussin              $10,001 - $50,000 (Money Market Fund)                           $10,001-$50,000

Patrick Boyle                   $10,001 - $50,000 (in each of the Value                          Over $100,000
                                Equity Fund and International Equity
                                Fund) (direct ownership); over $100,000
                                (in each of the Index Equity Fund,
                                Growth Equity Fund, Value Equity Fund,
                                and International Equity Fund)
                                (indirect ownership)



(1) Does not reflect any investment in the Fund, which commenced investment operations on April 19, 2002.



                     NON-INTERESTED DIRECTORS OF THE COMPANY



                                                                                       AGGREGATE DOLLAR RANGE OF EQUITY
                                          DOLLAR RANGE OF                           SECURITIES IN ALL REGISTERED INVESTMENT
                                         EQUITY SECURITIES                             COMPANIES OVERSEEN BY DIRECTOR IN
NAME OF DIRECTOR                         IN THE COMPANY(1)                              FAMILY OF INVESTMENT COMPANIES.
----------------                         -----------------                              -------------------------------
Lawrence Glacken            Over $100,000 (Growth Equity Fund)                                 Over $100,000

Robert P. Mulhearn          $10,001 - $50,000 (Growth Equity Fund)                             Over $100,000
                            Over $100,000 (Indexed Equity Fund)

Susan B. Kerley             $50,000 - $100,000 (Asset Manager Fund)                         $50,000 - $100,000



(1) Does not reflect any investment in the Fund, which commenced investment operations on April 19, 2002.



*** The officers listed are considered to be "interested persons" of the Company within the meaning of the 1940 Act because of their affiliation with the Company, the Manager, New York Life Insurance Company, MacKay Shields LLC, McMorgan & Company, LLC, Eclipse Funds, The MainStay Funds, MainStay VP Series Fund, Inc., New York Life Investment Management Institutional Funds, McMorgan Funds, NYLIFE Securities Inc. and/or NYLIFE Distributors Inc., as described in detail in the column captioned "Principal Occupation(s) During Past 5 Years."


      For the fiscal year ended October 31, 2001, each Director who is not an "interested person" as that term is defined in the 1940 Act, of the Company, and his or her immediate family members, beneficially or of record owned securities in (1) an investment adviser or principal underwriter of the Company, or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with and investment adviser or principal underwriter of the Company as follows:

                            NON-INTERESTED DIRECTORS


                                     NAME OF OWNERS
                                     AND RELATIONSHIP                     TITLE OF         VALUE OF          PERCENT OF
      NAME OF DIRECTOR                TO DIRECTORS           COMPANY        CLASS        SECURITIES**           CLASS
      ----------------                ------------           -------        -----        ------------           -----
Lawrence Glacken                          N/A                                                None
Robert P. Mulhearn                        N/A                                                None
Susan B. Kerley                           N/A                                                None

      In connection with the initial approval of the Fund's existing Management Agreement, the Directors, including those Directors who are not "interested persons" (as the term is defined in the 1940 Act) of the Company, requested and received from the Manager, and reviewed a wide variety of information. In approving the Management Agreement, and in evaluating the fairness of the compensation to be paid by the Fund, the Directors took into account principally the nature, quality and extent of the services to be performed by the Manager in relation to fees to paid under the Management Agreement. Thus, the Directors considered the personnel, technical resources, operations, financial condition and investment management capabilities, methodologies and performance of the Manager. The Directors also considered other factors, including the performance of other funds in the market pursuing broadly similar strategies, the fees and expenses borne by those funds and the estimated costs to the Manager of providing the services. These factors were considered by the Directors at large, and also were considered by the independent Directors meeting separately. Based on this review, it was the judgment of the Directors and the independent Directors that approval of the Management Agreement was in the interest of the Fund and its shareholders. The terms of the Management Agreement are discussed in more detail in the sections entitled "Management Agreement."

Compensation


      The following Compensation Table reflects the compensation received by certain Directors for the fiscal year ended October 31, 2001, from the Company and from certain other investment companies that have the same investment adviser as the Company or an investment adviser that is an affiliated person of the Manager. The Compensation Table does not reflect compensation received from the Fund, which commenced investment operations on April 19, 2002. The Independent Directors are entitled to receive from the Company an annual retainer of $32,000, a fee of $1,350 for each Board meeting attended, a fee of $1,350 for each committee meeting attended and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. Directors who are affiliated with New York Life do not receive compensation from the Company.


               COMPENSATION TABLE FOR THE DIRECTORS OF THE COMPANY


                                                           PENSION OR                                                   TOTAL
                                   AGGREGATE               RETIREMENT                                               COMPENSATION
                                 COMPENSATION           BENEFITS ACCRUED            ESTIMATED ANNUAL               FROM COMPANY AND
      NAME OF PERSON,              FROM THE                AS PART OF                 BENEFITS UPON               FUND COMPLEX PAID
         POSITION                   COMPANY               FUND EXPENSES                RETIREMENT                   TO DIRECTORS
         --------                   -------               -------------                ----------                   ------------
Lawrence Glacken                   $  43,617                   0                            0                        $  50,900
Susan B. Kerley                    $  40,917                   0                            0                        $  48,200
Robert P. Mulhearn                 $  39,567                   0                            0                        $  46,850




Code of Ethics

      The Company, the Manager, and the Distributor have adopted a single Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Company. A copy of the Code of Ethics is on public file with, and is available from, the SEC.



                         THE MANAGER AND THE DISTRIBUTOR

MANAGEMENT AGREEMENT

      Pursuant to the Management Agreement for the Fund, NYLIM, subject to the supervision of the Directors of the Company and in conformity with the stated policies of the Fund, administers the Fund's business affairs and has investment advisory responsibilities. NYLIM is a wholly-owned subsidiary of New York Life.

      The Directors, including the Independent Directors, approved a Management Agreement for the Fund for an initial term of two years at an in-person meeting held on April 17-18, 2002. The Management Agreement will continue in effect after the initial two year term only if such continuance is specifically approved at least annually by the Directors or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Directors who are not "interested persons" of the Company or NYLIM (as the term is defined in the 1940 Act) (the "Independent Directors").

      The Manager has authorized any of its members, managers, officers and employees who have been elected or appointed as Directors or officers of the Company to serve in the capacities in which they have been elected or appointed.

      The Management Agreement provides that the Manager shall not be liable to the Fund for any error or judgment by the Manager or for any loss sustained by the Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

      In connection with its administration of the business affairs of the Fund, and except as indicated in the Prospectus under the heading "Know With Whom You're Investing," the Manager bears the following expenses:

      (a) the salaries and expenses of all personnel of the Company and the Manager, except the fees and expenses of the Directors not affiliated with the Manager; and

      (b) all expenses incurred by the Manager in connection with administering the ordinary course of the Fund's business, other than those assumed by the Company.

      For its services, the Fund pays the Manager a monthly fee. (See the Prospectus under the heading "Know With Whom You're Investing".)

DISTRIBUTION AGREEMENT

      NYLIFE Distributors, Inc., a corporation organized under the laws of Delaware, serves as the distributor and principal underwriter (the "Distributor") of the Fund's shares pursuant to a Distribution Agreement with the Company, dated January 1, 1994. NYLIFE Securities sells shares of the Fund pursuant to a dealer agreement with the Distributor. The Distributor is not obligated to sell any specific amount of the Company's shares, and receives no compensation from the Company pursuant to the Distribution Agreement.

      The shares of the Fund are offered continuously, although the Fund reserves the right to suspend or terminate such offering at any time with respect to any Class of shares of the Fund. The Distribution Agreement, with respect to the Fund, was approved by the Board of Directors, including a majority of the Independent Directors of the Company at a meeting held on April 17-18, 2002. The Distribution Agreement is subject to annual approval by the Board of Directors. The Distribution Agreement is terminable with respect to the Fund at any time, without payment of a penalty, by vote of a majority of the Company's Independent Directors upon 60 days' written notice to the Distributor, or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice to the Company. The Distribution Agreement will terminate in the event of its assignment.

SHAREHOLDER SERVICES PLAN; SHAREHOLDER SERVICE FEES



      The Company has adopted a Shareholder Services Plan with respect to the Service Class shares of the Fund (as set forth in the Prospectus). Under the terms of the Plan, the Service Class shares of the Fund are authorized to pay to NYLIM, its affiliates or independent third-party service providers, as compensation for providing services to shareholders of the Service Class shares in connection with the administration of plans and programs that use Fund shares as their funding medium, a shareholder servicing fee at the rate of 0.25% on an annual basis of the average daily net assets of the Service Class shares.



      Under the terms of the Shareholder Services Plan, the Fund may pay "service fees" as that term is defined in the rules of the National Association of Securities Dealers for services provided to shareholders of the Service Class shares of the Fund. These fees are for personal services, including assistance in establishing and maintaining shareholder accounts and assisting shareholders that have questions or other needs relating to their accounts.


      The Plan provides that it may not be amended to materially increase the costs which holders of Service Class shares of the Fund may bear under the Plan without the approval of a majority of both (i) the Board and (ii) the Independent Directors, cast in person at a meeting called for the purpose of voting on such amendments, and by a majority of the outstanding voting securities as defined in the 1940 Act for the Service Class of each covered Fund.

      The Plan provides that it may not take effect until approved by vote of a majority of both (i) the Board and (ii) the Independent Directors. The Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Board and the Independent Directors. The Plan was approved by the Directors, including the Independent Directors, with respect to the Fund, at a meeting held on April 17-18, 2002. The Plan provides that the Manager shall provide to the Board, and the Board shall review at least quarterly, a written report of the amounts expended in connection with the performance of service activities, and the purposes for which such expenditures were made.

                            PURCHASES AND REDEMPTIONS

      Purchases and redemptions are discussed in the Prospectus under the heading "Shareholder Guide," and that information is incorporated herein by reference.

      Certain clients of the Manager may purchase shares of the Fund with liquid assets with a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on a bona fide domestic or foreign exchange and which would be eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions). These transactions will be effected only if the Fund's Manager intends to retain the security in the Fund as an investment. Assets so purchased by the Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of the purchase. The Fund reserves the right to amend or terminate this practice at any time.

      The net asset value per share of the Fund is determined on each day the New York Stock Exchange is open for trading (See "Net Asset Value" below). Shares of the Fund are redeemable at net asset value, at the option of the Fund's shareholders.

      The Company reserves the right to suspend or postpone redemptions of Fund shares during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

      For shares of the Fund redeemed within any 90-day period, the Fund reserves the right to pay the shareholder a maximum of $250,000 in cash, or cash equal to 1% of the Fund's net assets, whichever is less. To protect the remaining shareholders in the Fund, anything redeemed above this amount may not be paid in cash, but could be paid entirely, or in part, in the same kinds of securities held by the Fund. These securities would be valued at the same value that was assigned to them in calculating the net asset value of the shares redeemed. Even though it is highly unlikely that shares would be redeemed in kind, shareholders would probably have to pay transaction costs to sell the securities distributed to you, should such a distribution occur.

      The Company, on behalf of the Fund, has entered into a committed line of credit with The Bank of New York, as agent, and various other lenders, from whom the Fund may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Fund experiences unusually large redemption requests.

Portfolio Transactions and Brokerage

      Purchases and sales of securities on a securities exchange are effected by brokers, and the Fund pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds and other debt securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

      In effecting purchases and sales of portfolio securities for the account of the Fund, the Fund's Manager will seek the best execution of the Fund's orders. The Manager attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and its other clients on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions. Consistent with the foregoing primary considerations, the Conduct Rules of the NASD and such other policies as the Directors may determine, the Manager may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

      NYLIFE Securities (the "Affiliated Broker") may act as broker for the Fund. In order for the Affiliated Broker to effect any portfolio transactions for the Fund on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Fund will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

      As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager may cause the Fund to pay a broker-dealer (except the Affiliated Broker) which provides brokerage and research services to the Manager an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Manager determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager's overall responsibilities to the Fund or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

      Although commissions paid on every transaction will, in the judgment of the Manager be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Fund and the Manager's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

      Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Fund, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Manager. Research provided by brokers is used for the benefit of all of the Manager's clients and not solely or necessarily for the benefit of Eclipse. The Manager's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager as a consideration in the selection of brokers to execute portfolio transactions.

      In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of another Eclipse Fund one or more of the other clients of the Manager. Investment decisions for the Fund and for the Manager's other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. The Manager believes that over time its ability to participate in volume transactions will produce better executions for the Fund.

      The management fees paid to the Manager by the Company on behalf of the Fund will not be reduced as a consequence of the Manager's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount that cannot be presently determined. Such services would be useful and of value to the Manager in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager in carrying out its obligations to the Fund.

      The Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having a maturity, at the date of purchase, of one year or less.

      The turnover rate for the Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions or other transactional expenses which must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may also result in the realization of a substantial increase in net short term capital gains by the Fund which, when distributed to non-tax-exempt shareholders, will be treated as dividends (ordinary income).

                                 NET ASSET VALUE

      The net asset value per share ("NAV") of each class of the Fund is determined on each day the New York Stock Exchange (the "NYSE") is open for regular trading. NAV per share is calculated as of the close of the NYSE (currently 4:00 p.m., eastern time) for each Class of shares of the Fund, by dividing the current market value of the total assets attributable to a class, less liabilities attributable to that Class, by the total number of shares of that Class that are issued and outstanding.

      HOW PORTFOLIO SECURITIES ARE VALUED

      Portfolio securities of the Fund are valued:

      (a) by appraising common and preferred stocks which are traded on the NYSE or other exchanges and the National Association of Securities Dealers National Market System ("NMS") at the last sales price of the Exchange on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price on the NYSE (Note: excessive spreads or infrequent
                                     ----
            trading may indicate a lack of readily available market quotations which may then be "fair valued" in accordance with fair valuation policies established by the Board);

      (b) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the NMS) at the closing bid price supplied through such system;

      (c) by appraising over-the-counter and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by the Fund's Manager, or if the prices are deemed by the Manager not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;

      (d) by appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker-dealer, selected by the Manager, approved by the Valuation Sub-Committee and ratified by the Valuation Committee if those prices are deemed by the Fund's Manager to be representative of market values at the close of the NYSE;

      (e) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

      (f) by appraising forward foreign currency exchange contracts held by the Fund at its respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations; and

      (g) for securities that cannot be valued by the methods set forth above and all other assets, in good faith at "fair value" in accordance with valuation policies established by the Board.

      Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of the Fund's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against U.S. dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, the Company recognizes dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Company is informed on or after the ex-dividend date.

      A significant event occurring after the close of trading but before the calculation of the Fund's NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE generally will not be reflected in the Fund's calculation of its NAV. The Manager will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager, may, in its judgment, determine that an adjustment to the Fund's NAV should be made because intervening events have caused the Fund's NAV to be materially inaccurate, the Manager will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

      The proceeds received by the Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect to the Fund and with a share of the general liabilities of the Company. Expenses with respect to the various series of the Company, including the Fund, will be allocated in proportion to the NAVs of the respective series of the Company, including the Fund, except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager.


                                TAX INFORMATION

      The discussion herein relating to taxes is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult tax advisers regarding investment in the Fund.

      The Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund so qualifies and elects, it generally will not be subject to Federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short term capital gains over net long-term capital losses) and its net capital gains (net long-term capital gains in excess of net short term capital losses) that it distributes to its shareholders.

      The Fund intends to distribute, at least annually, to its shareholders substantially all of its investment company taxable income and its net capital gains. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

      To qualify for treatment as a regulated investment company, the Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

      The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) may be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

      Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary taxable income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received. To prevent application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

      If a portion of the Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of the Fund are treated as debt-financed under the Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days. The 45-day holding period must occur during the 90-day period beginning 45 days before the date on which the shares become ex-dividend. In the case of dividends on certain preferred stock, the holding period requirement is 90 days during a 180-day period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income. Finally, if such dividends are large enough to constitute "extraordinary dividends" under Section 1059 of the Code and the applicable holding period requirements are not met, the shareholder's basis in its shares could be reduced by all or a portion of the amount of the dividends that qualifies for the dividends-received deduction.

      Distributions of investment company taxable income generally are characterized as ordinary income. Distributions of the Fund's net capital gains, if any, designated by the Fund as capital gain dividends, will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. Net capital gains from assets held for one year or less will be taxed as ordinary income. Capital gain distributions will not be eligible for the dividends-received deduction. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

      The Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for Federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

      Distributions by the Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless generally be taxable to them.

      Upon the taxable disposition (including a sale or redemption) of shares of the Fund, a shareholder may realize a gain or loss depending generally upon his basis in his shares. An exchange of shares of the Fund for shares of another Eclipse fund is treated as a redemption of the shares of the Fund and a purchase of the shares of the second fund. Any gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of shares of the Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and any remaining losses may be carried over to future years. Corporations may generally deduct losses only to the extent of capital gains with certain carryovers for excess losses.

      Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund generally would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as return of capital to shareholders for Federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares.

      Foreign investing involves the possibility of confiscatory taxation, foreign taxation of income earned in the foreign nation (including withholding taxes on interest and dividends) or other foreign taxes imposed with respect to investments in the foreign nation.

      The Fund may invest in municipal bonds or obligations issued or guaranteed by a state, the interest on which may be exempt from Federal income tax. It is expected that shareholders will be subject to tax on dividends distributed by the Fund that are derived from tax-exempt interest income. The Fund's deduction for interest expense may be restricted where the Fund invests in obligations the interest on which is exempt in whole or in part from Federal income tax.

      Some of the debt securities that may be acquired by the Fund may be treated as debt securities that are originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

      Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any debt security acquired after April 30, 1993 or any taxable debt security acquired prior to May 1, 1993 having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

      If the Fund holds zero coupons bonds in its portfolio it will recognize income currently for Federal tax purposes in the amount of the unpaid, accrued interest (determined under tax rules) and generally will be required to distribute dividends representing such income to shareholders currently, even through funds representing such income have not been received by the Fund.

      Certain of the options, futures contracts, and forward contracts in which the Fund may invest may be "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short term capital gains or losses ("60/40"). Also, section 1256 contracts held by the Fund at the end of each taxable year are

"marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss generally is treated as 60/40 gain or loss. These contracts also may be marked-to-market at other times during the year under rules prescribed pursuant to the Code.

      The transactions undertaken by the Fund involving options, futures and forward contracts may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of transactions involving options, futures and forward contracts are not entirely clear. These transactions may increase the amount of short term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

      The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

      Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the Fund that did not engage in such transactions.

      Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund, which is eligible to enter into swap agreements, intends to account for such transactions in a manner deemed to be appropriate, the Internal Revenue Service ("IRS") might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be affected. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could have tax consequences. The Fund intends to monitor developments in this area.

      Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options, futures, forward contracts, and swaps.

      Recently enacted rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property (for example, a short sale against the box), the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

      The Fund is required to report to the IRS all distributions except in the case of certain exempt shareholders. All such distribution and redemption proceeds generally are subject to withholding of Federal income tax at a rate of 30% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number, (2) the IRS notifies the Fund or shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

      Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

      The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).


                            PERFORMANCE INFORMATION

     The Company may, from time to time, include the yield and total return of the Fund's share Classes in advertisements, sales literature, or reports to shareholders or prospective investors. Due to the deduction of the shareholder service fee, performance of the Service Class of the Fund will be lower than the performance of the No-Load Class of the Fund.

     Average Annual Total Return. The "average annual total return" figure for the Fund shows the average percentage change in value of an investment in the Fund from the beginning date of the measuring period to the ending date of the measuring period. The figure reflects changes in the price of the Fund's shares and assumes that any income, dividends and/or capital gains distributions made by the Fund during the period are reinvested in shares of the Fund. Figures will be given for recent one-, five- and ten-year periods (when applicable), and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). When considering "average" annual total return figures for periods longer than one year, investors should note that the Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or Class over certain periods calculated pursuant to the following formula:

    P(1 + T)n   =  ERV


        Where:

             P  =  a hypothetical initial payment of $1,000,

             T  =  the total return for the period,

             N  =  the number of periods, and

           ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period assuming reinvestment of all dividends and distributions).

      Average Annual Total Return (After Taxes on Distributions). Quotations of average annual total return (after taxes on distributions) are expressed in terms of the average annual compounded rates of return over the 1-, 5- and 10-year periods and since each Fund commenced its investment operations that would equate the initial $1,000 investment according to the following formula:

      P(1+T)(n) =  ATV(D)

      Where:

      P         =  a hypothetical initial payment of $1,000;

      T         =  average annual total return (after taxes on distributions);

      (n)       =  number of years; and

      ATV(D)   =   ending value of a hypothetical $1,000 payment made at the
                   beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

      Average Annual Total Return (After Taxes on Distributions and Redemption). Quotations of average annual total return (after taxes on distributions and redemption) are expressed in terms of the average annual compounded rates of return over the 1-, 5- and 10-year periods and since each Fund commenced its investment operations that would equate the initial $1,000 investment according to the following formula:

      Where:

      P       =   a hypothetical initial payment of $1,000;

      T       =   average annual total return (after taxes on distributions and redemption);

      n       =   number of years; and

      ATV(DR) =   ending value of a hypothetical $1,000 payment made at the
                  beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

      Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Fund or Class expenses on an annual basis, reflect fee waivers or reimbursements in effect for each period and assume that all dividends and distributions are reinvested when paid.

      The Fund's investment performance is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

      In addition, advertising for the Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for the Fund may refer to or discuss current or past business, political, economic or financial conditions, including events as they relate to those conditions, such as any U.S. monetary or fiscal policies and the current rate of inflation. In addition, from time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement and may refer to the approximate number of then-current Fund shareholders, shareholder accounts and Fund assets.

      From time to time, advertising and sales literature for the Fund may discuss the investment philosophy, personnel and assets under management of the Fund's Manager, and other pertinent facts relating to the management of the Fund by the Manager.

      From time to time, the Fund may publish an indication of its past performance as measured by independent sources such as Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Spot Market Prices, Barron's, Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Money, Morningstar, Personal Investor, Sylvia Porter's Personal Finance, The Wall Street Journal and such other publications as the Manager deems appropriate.


      In addition, performance information for the Fund may be compared, in advertisements, sales literature, and reports to shareholders, to (i) an unmanaged index such as the S&P 500(R) Index; (ii) other groups of mutual funds tracked by Morningstar Inc. or Lipper Inc., widely used independent research firms which rank mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index ("CPI") (measure for inflation) and other measures of the performance of the economy to assess the real rate of return from an investment in the Fund. Advertisements for the Fund may also include general information about the performance of unmanaged indexes with investment parameters similar to the Fund's. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

      From time to time, advertisements for the Fund may include general information about the services and products offered by the Company, Eclipse Funds, The MainStay Funds, MainStay VP Series Fund, Inc., New York Life Investment Management Institutional Funds, and New York Life Insurance Company and/or its subsidiaries. For example, such advertisements may include statistical information about those entities including, but not limited to, the number of current shareholder accounts, the amount of assets under management, sales information, the distribution channels through which the entities' products are available, marketing efforts and statements about this information by the entities' officers, directors and employees.

      It is important to note that yield and total return figures are based on historical earnings and are not intended to indicate future performance.

                                OTHER INFORMATION

CAPITALIZATION

      The Fund is one of 14 separate portfolios of the Company, an open-end management investment company organized under the laws of the State of Maryland. The Company's Articles of Incorporation, as amended from time to time, authorize the Board to establish additional portfolios (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional portfolios will not alter the rights of the Fund's shareholders. When issued, Fund shares are fully paid, non-assessable, redeemable, and freely transferable.

VOTING RIGHTS

      Shares entitle their holders to one vote per share; however, separate votes will be taken by the Fund or class on matters affecting the Fund or a particular class of shares issued by the Fund. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors and, in such event, the holders of the remaining shares voting for the election of Directors will not be able to elect any person or persons as Directors. Shares have no preemptive or subscription rights and are transferable.

CONTROL PERSONS AND SHARE OWNERSHIP OF THE FUND


      On April 18, 2002, the Distributor purchased $100 in shares of each Class of shares of the Fund at an initial subscription price of $10.00 per share, and was the sole shareholder of the Fund as of that date. The Distributor will control the Fund until public shareholders begin investing in the Fund thereby diluting the ownership of Fund shares by the Distributor.

INDEPENDENT ACCOUNTANTS


      PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent accountants of the Fund. Because the Fund commenced investment operations on April 19, 2002, no annual reports existed for the Fund as of the date of this SAI.


LEGAL COUNSEL

      Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Fund, and also acts as counsel to the Fund.

TRANSFER AGENT

      Eclipse Shareholder Services ("ESS"), a division of NYLIM Service Company LLC, and an affiliate of the Manager, is the Fund's Transfer, Dividend Disbursing and Shareholder Servicing Agent. ESS, whose address is NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, is an indirect wholly owned subsidiary of New York Life. ESS provides customer service, is responsible for preparing and sending statements, confirms and checks, and keeps certain financial and accounting records. ESS is paid a per account fee and out-of-pocket expenses by the Fund. ESS has entered into an agreement with Boston Financial Data Services ("BFDS"), whose address is 66 Drive, Braintree, MA 02184-3839. BFDS will perform certain of the services for which ESS is responsible. In addition, the Fund or ESS may contract with other service organizations, including affiliates of ESS and broker-dealers and other financial institutions, which will establish a single omnibus account for their clients with the Fund. The service organizations will provide shareholder services to the shareholders within the omnibus accounts and receive service fees for those services from the Fund.

CUSTODIAN

      The Bank of New York, 90 Washington Street, New York, NY 10286, is custodian of cash and securities of the Fund and has subcustodial agreements for holding the Fund's foreign assets.

REGISTRATION STATEMENT

      This SAI and the Prospectus do not contain all the information included in the Company's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC.

      The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C. Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

                         MOODY'S INVESTORS SERVICE, INC.

Corporate And Municipal Bond Ratings

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

      A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

      Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

      Moody's assigns rating to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

            1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

            2)    Notes allowing for negative coupons, or negative principal.

            3) Notes containing any provision which could obligate the investor to make any additional payments.

      Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issues under a medium-term program.

      Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates a ranking in the lower end of that generic rating category.

Municipal Short Term Loan Ratings

      MIG 1/VMIG 1: This designation denotes best quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

      MIG 2/VMIG 2: This designation denotes strong credit. Margins of protection are ample, although not as large as in the preceding group.

      MIG 3/VMIG 3: This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

      SG: This designation denotes speculative-grade credit. Debt instruments in this category may lack sufficient margins of protection.

Corporate Short Term Debt Ratings

      Moody's short term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

      Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

      PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

      PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

      In addition, in certain countries, the PRIME rating may be modified by the issuer's or guarantor's senior unsecured long-term debt ratings.

                                STANDARD & POOR'S

                  A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

Corporate and Municipal Long-Term Debt Ratings

      Investment Grade

      AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      AA: An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Speculative Grade

      Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      CC: An obligation rated CC is currently highly vulnerable to nonpayment.

      C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but debt service payments are continued.

      D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

      Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      c

      The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

      p

      The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

      *

      Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

      r

      The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

      N.R.

      Not rated.

      Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

      Bond Investment Quality Standards

      Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

      Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

      Short Term Rating Definitions

      A-1: A short term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      A-2: A short term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      A-3: A short term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      B: A short term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      C: A short term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

      D: A short term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                            PART C. OTHER INFORMATION

ITEM 23.  EXHIBITS

a.    Articles of Organization:

      (1)   Articles of Incorporation of Eclipse Funds Inc. (1)

      (2) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. (2)

      (3) Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. (4)

      (4) Form of Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. (6)

      (5) Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. (7)

      (6) Form of Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. (12)

      (7) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. (22)

      (8) Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. (22)

      (9) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. (24)

b.    By-laws

      (1)   By-Laws of Eclipse Funds Inc. (1)

c.    Specimen Certificates for Common Stock (3)

d.    (1)   (a)   Form of Management Agreement between MainStay Institutional
            Funds Inc., on behalf of the Bond Fund, EAFE Index Fund, Growth
            Equity Fund, Indexed Bond Fund, Indexed Equity Fund, International
            Bond Fund, International Equity Fund, Money Market Fund, Asset
            Manager Fund, Short Term Bond Fund and Value Equity Fund, and
            MainStay Management LLC. (11)

            (b) Form of Management Agreement between MainStay Institutional Funds Inc., on behalf of the Core Bond Plus Fund, Mid Cap Core Fund and Tax Free Bond Fund, and New York Life Investment Management LLC. (24)

            (c) Substitution Agreement between MainStay Institutional Funds Inc. and New York Life Investment Management LLC. (24)

            (d) Management Agreement between Eclipse Funds Inc., on behalf of Eclipse Tax-Managed Equity Fund, and New York Life Investment Management LLC. (23)

      (2) Form of Sub-Advisory Agreement between MainStay Management LLC, on behalf of the Bond Fund, Growth Equity Fund, International Bond Fund, International Equity Fund, Short-Term Bond Fund and Value Equity Fund, and MacKay Shields LLC. (11)

      (3) Form of Sub-Advisory Agreement between MainStay Management LLC, on behalf of the EAFE Index Fund, Indexed Bond Fund, Indexed Equity Fund and Asset Manager Fund, and Monitor Capital Advisors LLC. (11)

      (4) Form of Sub-Advisory Agreement between MainStay Management LLC, on behalf of the Money Market Fund and New York Life Insurance Company. (11)

      (5) Form of Sub-Advisory Agreement between New York Life Investment Management LLC, on behalf of the Core Bond Plus Fund and the Tax Free Bond Fund, and MacKay Shields LLC. (13)

e.    Distribution Agreements:

      (1) Distribution Agreement between Eclipse Funds Inc. and NYLIFE Distributors, Inc. (5)

f.    Not Applicable.

g.    (1)   Form of Custody Agreement between Eclipse Funds Inc. and State
            Street Bank. (6)

      (2) Amended Appendix C to the Custody Agreement between Eclipse Funds Inc. and State Street Bank. (22)

      (3) Amended Custody Agreement between Eclipse Funds Inc. and State Street Bank. (22)

h.    (1)   (a)   Form of Transfer Agency and Service Agreement between
            Mainstay Institutional Funds Inc. and Mainstay Shareholder
            Services. (2)

            (b) Amended Fee Schedule to the Transfer Agency and Service Agreement between Mainstay Institutional Funds Inc. and Mainstay Shareholder Services LLC. (22)

      (2) Form of License Agreement for the benefit of Mainstay Institutional Funds Inc. (2)

      (3) Form of Service Agreement with New York Life Benefit Services LLC for the benefit of Mainstay Institutional Funds Inc. (10)

      (4) Form of Service Agreement between Mainstay Institutional Funds Inc. and New York Life Insurance Company. (10)

      (6)   (a)   Sub-Transfer Agency and Service Agreement between Mainstay
            Shareholder Services, Inc. and Boston Financial Data Services, Inc.
            (22)

            (b) Amended Fee Schedule to Sub-Transfer Agency and Service Agreement between NYLIM Service Company LLC (formerly Mainstay Shareholder Services, Inc.) and Boston Financial Data Services, Inc. (22)

i. Opinion of Counsel related to the offering of shares of common stock of the Eclipse Tax-Managed Equity Fund. (24)

j.    Not Applicable.

k.    Not Applicable.

l. Initial Subscription Agreement for shares of common stock of Eclipse Funds Inc. (3)

m.    (1)   Form of Account Application for Eclipse Funds Inc. (3)

      (2)   Shareholder Services Plan for Eclipse Funds Inc. (10)

      (3) Amended and Restated Shareholder Services Plan for Eclipse Funds Inc. (12)

      (4) Shareholder Services Plan for Money Market Fund Sweep Shares, a series of Eclipse Funds Inc. (12)

      (5) Plan of Distribution Pursuant to Rule 12b-1 for Money Market Fund Sweep Shares, a series of Eclipse Funds Inc. (12)

n.    Not Applicable.

o.    (1)   Multiple Class Plan of Eclipse Funds Inc. (11)

            (a)    Amendment to Multiple Class Plan of Eclipse Funds Inc. (22)

      (2) Form of Amended and Restated Multiple Class Plan of Eclipse Funds Inc. (12)

p.    (1)   Form of Code of Ethics for The MainStay Institutional Funds Inc.
      (13)

      (2)   Form of Code of Ethics for MainStay Management LLC. (13)

      (3)   Form of Code of Ethics for MacKay Shields LLC. (13)

      (4)   Form of Code of Ethics for Monitor Capital Advisors LLC. (13)

      (5)   Form of Code of Ethics for New York Life Investment Management LLC.
            (13)

      (6)   Form of Code of Ethics for NYLIFE Distributors, Inc. (13)

--------------
1.   Filed with Registration Statement No. 33-36962 on September 21, 1990.

2. Filed with Pre-Effective Amendment No. 1 to Registration Statement No. 33-36962 on November 19, 1990.

3. Filed with Pre-Effective Amendment No. 2 to Registration Statement No. 33-36962 on December 26, 1990.

4. Filed with Post-Effective Amendment No. 4 to Registration Statement No. 33-36962 on November 2, 1992.

5. Filed with Post-Effective Amendment No. 6 to Registration Statement No. 33-36962 on April 29, 1994.

6. Filed with Post-Effective Amendment No. 7 to Registration Statement No. 33-36962 on October 14, 1994.

7. Filed with Post-Effective Amendment No. 8 to Registration Statement No. 33-36962 on December 29, 1994.

8. Filed with Post-Effective Amendment No. 10 to Registration Statement No. 33-36962 on April 28, 1995.

9. Filed with Post-Effective Amendment No. 12 to Registration Statement No. 33-36962 on February 28, 1996.

10. Filed with Post-Effective Amendment No. 14 to Registration Statement No. 33-36962 on May 1, 1997.

11. Filed with Post-Effective Amendment No. 17 to Registration Statement No. 33-36962 on May 1, 1997.

12. Filed with Post-Effective Amendment No. 19 to Registration Statement No. 33-36962 on September 25, 1998.

13. Filed with Post-Effective Amendment No. 24 to Registration Statement No. 33-36962 on October 18, 2000.
14. Filed with Post-Effective Amendment No. 6 to Registration Statement No. 33-8865 on April 30, 1990.

15. Filed with Post-Effective Amendment No. 12 to Registration Statement No. 33-8865 on October 13, 1994.

16. Filed with Post-Effective Amendment No. 19 to Registration Statement No. 33-8865 on April 30, 1999.

17. Filed with Post-Effective Amendment No. 9 to Registration Statement No. 33-8865 on April 30, 1991.

18. Filed with Pre-Effective Amendment No. 1 to Registration Statement No. 33-8865 on January 9, 1987.

19. Filed with Post-Effective Amendment No. 20 to Registration Statement No. 33-8865 on April 27, 2000.

20.  Filed with Initial Registration Statement No. 33-8865 on September 19,
     1986.

21. Filed with Post-Effective Amendment No. 17 to Registration Statement No. 33-8865 on February 27, 1998.

22. Filed with Post-Effective Amendment No. 25 to Registration Statement No. 33-36962 on December 29, 2000.

23. Filed with Post-Effective Amendment No. 27 to Registration Statement No. 33-36962 on December 17, 2001.

24.  Filed herewith.

ITEM 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

            The following chart indicates the persons controlled by New York Life. Ownership is 100% unless otherwise indicated. Subsidiaries of other subsidiaries are indicated accordingly.

Name of Organization (Jurisdiction) 1

        MainStay VP Series Fund, Inc. 2 (Maryland)
        The MainStay Funds 2 (Massachusetts)
        Eclipse Funds 2 (Massachusetts)
        New York Life Investment Management Institutional Funds 2 (Delaware) McMorgan Funds 2 (Delaware)

New York Life Investment Management Holdings LLC (Delaware)
        MacKay Shields LLC (Delaware)
                MacKay Shields General Partner (L/S) LLC (Delaware) Madison Capital Funding LLC (Delaware)
        McMorgan & Company LLC (Delaware)
        NYLCAP Manager LLC (Delaware)
                New York Life Capital Partners, L.L.C. (Delaware)
                New York Life Capital Partners II, L.L.C. (Delaware)
        NYLIM Service Company LLC (Delaware)
        New York Life Investment Management LLC (Delaware)
                New York Life Investment Management (U.K.) Limited (United Kingdom)
        New York Life Benefit Services LLC (Delaware)
        NYLIFE Distributors Inc. (Delaware)

New York Life Insurance and Annuity Corporation (Delaware)

New York Life International, Inc. (Delaware)
        HSBC Salud (Argentina) S.A.3 (40%) (Argentina)
        HSBC New York Life Seguros de Vida (Argentina) S.A.3 (40%)
        (Argentina)
        HSBC New York Life Seguros de Retiro (Argentina) S.A.3 (40%)
        (Argentina)
        Maxima S.A. AFJP 3 (40%) (Argentina)
        New York Life Insurance Limited (South Korea)
        New York Life Insurance Worldwide Limited (Bermuda)
        New York Life International Holdings Limited (Mauritius)
                Max New York Life Insurance Company Limited 3 (26%) (India) New York Life International India Fund (Mauritius) LLC (90%) (Mauritius)
        New York Life Insurance (Philippines), Inc. (Philippines)
        New York Life International, LLC (Delaware)
        New York Life Securities Investment Consulting (Taiwan)
        New York Life Worldwide Capital, Inc. (Delaware)
                Fianzas Monterrey, S.A. (99.95%) (Mexico)
                       Operada FMA, S.A. de C.V. (99%) (Mexico)

        New York Life International Reinsurance Company Ltd. (Bermuda)
        Siam Commercial New York Life Insurance Public Company Limited (23.73%) (Thailand)
        NYLIFE Thailand, Inc. (Delaware)
                 Siam Commercial - New York Life Insurance Public Company
               Limited
                 (45.3% owned by NYLIFE Thailand, Inc.; 23.73% owned by
               New York Life  International) (Thailand)
        NYLI-VB Asset Management Co. (Mauritius) LLC (90%) (Mauritius)
        P.T. Asuransi Jiwa Sewu-New York Life 3 (50%) (Indonesia)
        Seguros Monterrey New York Life, S.A. de C.V.(99.99%) (Mexico)
                Corporativo Seguros, S.A. de C.V. (99.96%)  (Mexico)
                Centro Nacional de Servicios y Operaciones, S.A. de C.V. (99.998%) (Mexico)
                Centro de Capacitacion Monterrey, A.C. (99.791%) (Mexico)

NYLIFE LLC (Delaware)
        Avanti Corporate Health Systems, Inc. (Delaware)
                Avanti of the District, Inc. (Maryland)
        Eagle Strategies Corp. (Arizona)
        Express Scripts, Inc. 4  (21%) (Delaware)
        New York Life Capital Corporation (Delaware)
        New York Life International Investment Inc. (Delaware)
                Monetary Research Limited (Bermuda)
                NYL Management Limited (United Kingdom)
        New York Life Trust Company (New York)
        New York Life Trust Company, Federal Savings Bank (United States) NYLCare NC Holdings, Inc. (Delaware)
        NYL Executive Benefits LLC (Delaware)
        NYLIFE Administration Corp. (Texas)
        NYLIFE Structured Asset Management Company Ltd. (Texas)
        NYLIFE Refinery Inc. (Delaware)
        NYLIFE Securities Inc. (New York)
        New York Life International Investment Asia Ltd. (Mauritius)
        NYLINK Insurance Agency Incorporated (Delaware)
                NYLINK Insurance Agency of Alabama, Incorporated (Alabama) NYLINK Insurance Agency of Hawaii, Incorporated (Hawaii)
                NYLINK Insurance Agency of Massachusetts, Incorporated (Massachusetts)
                NYLINK Insurance Agency of Montana, Incorporated (Montana) NYLINK Insurance Agency of Nevada, Incorporated (Nevada)
                NYLINK Insurance Agency of New Mexico, Incorporated (New Mexico) NYLINK Insurance Agency of Washington, Incorporated (Washington) NYLINK Insurance Agency of Wyoming, Incorporated (Wyoming)
        NYLTEMPS INC. (Delaware)
        NYLUK I Company (United Kingdom)
                New York Life (U.K.) Limited (United Kingdom)
                     Life Assurance Holding Corporation Limited 3 (22.6%) (United Kingdom)
                           Windsor Life Assurance Company Limited 3(United Kingdom)
                NYLUK II Company (United Kingdom)
                     W(UK)HC Limited (United Kingdom)
                     Gresham Mortgage (United Kingdom)

                     Gresham Unit Trust Managers (United Kingdom)
                     W Construction Company (United Kingdom)
                     W Financial Services (United Kingdom)
                     W Home Loans (United Kingdom)
                     W Trust Managers (United Kingdom)
                     WUT (United Kingdom)
                     WIM (AIM)(United Kingdom)
                     WLIC (United Kingdom)
                     WFMI (United Kingdom)
                     WIM (United Kingdom)
        Prime Provider Corp. (New York)
                Prime Provider Corp. of Texas (Texas)
        WellPath of Arizona Reinsurance Company (Arizona)

NYLIFE Insurance Company of Arizona (Arizona)

Monitor Capital Advisors Funds LLC (Delaware)
New York Life BioVenture Partners LLC (Delaware)
Silver Spring, LLC (Delaware)


-------------
1 By including the indicated corporation in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-1A
2 These entities are registered investment companies for which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. They are not subsidiaries of New York Life but are included for informational purposes only.
3 This entity is included in this listing for informational purposes only. It is New York Life's position that neither New York Life nor any of its affiliates controls this entity. This entity is held through an interest in a holding company.
4 This entity is included in this listing for informational purposes only. It is New York Life's position that neither New York Life nor any of its affiliates controls this entity. New York Life has the right to designate two directors of Express Scripts, Inc., a public company, and shares of Express Scripts being held by New York Life or its subsidiaries are subject to a voting agreement with Express Scripts, Inc.


ITEM 25.  INDEMNIFICATION

            With respect to Eclipse Funds Inc., reference is made to Article VI of the By-Laws, and Article VII, Section 2 of that Company's Articles of Incorporation, as amended, which are incorporated by reference herein.

      Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a trustee, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISERS

            The business of New York Life Investment Management LLC is summarized under "Know with Whom You're Investing" in the Prospectus constituting Part A of these Registration Statements, which summary is incorporated herein by reference.

            The business or other connections of each manager and officer of New York Life Investment Management LLC is currently listed in the investment adviser registration on Form ADV for New York Life Investment Management LLC (File No. 801-57396) and is hereby incorporated herein by reference.

ITEM 27.  PRINCIPAL UNDERWRITERS

A.

            NYLIFE Distributors Inc. also acts as the principal underwriter for:

            New York Life Investment Management Institutional Funds (File No. 33-56286)
            Eclipse Funds (File No. 33-8865)
            The MainStay Funds (File No. 33-2610)
            NYLIAC Variable Universal Life Separate Account I
            NYLIAC Multi-Funded Annuity Separate Account I
            NYLIAC Multi-Funded Annuity Separate Account II
            NYLIAC Variable Annuity Separate Account I
            NYLIAC Variable Annuity Separate Account II
            NYLIAC Variable Annuity Separate Account III
            NYLIAC Variable Life Insurance Separate Account
            NYLIAC Corporate Sponsored Variable Universal Life Separate Account
            I
            NYLIAC Institutionally Owned Life Insurance Separate Account

B.

                                                                    POSITION(S) AND
                                          NAME AND PRINCIPAL         OFFICE(S) WITH
                                          BUSINESS ADDRESS          ECLIPSE FUNDS INC.
                                          ----------------          ------------------
Brady, Robert E.                          Director and Vice             None
169 Lackawanna Avenue                     President
Parsippany, NJ 07054

Wendlandt, Gary E.                        Director                      None
51 Madison Avenue
New York, NY 10010
                                                                        Senior Vice
Boyce, Jefferson C.                       Director                      President
51 Madison Avenue
New York, NY 10010

Roussin, Stephen C.                       Director and                  Director and
169 Lackawanna Avenue                     Chairman                      Chairman
Parsippany, NJ  07054

Lee, Brian                                President                     None
169 Lackawanna Ave.
Parsippany, NJ 07054

Gallo, Michael G.                         Director                      None
51 Madison Avenue
New York, NY 10010

Rock, Robert D.                           Director                      None
51 Madison Avenue
New York, NY 10010

Boccio, Frank M.                          Director                      None
51 Madison Avenue
New York, NY  10010

Hildebrand, Phillip J.                    Director                      None
51 Madison Avenue
New York, NY  10010

Levy, Richard D.                          Director                      None
51 Madison Avenue
New York, NY 10010

Farrell, Patrick J.                       Senior Vice President         Treasurer, Chief
169 Lackawanna Ave.                       and Chief Financial           Financial and Accounting
Parsippany, NJ 07054                      Officer                       Officer and Assistant
                                                                        Secretary

Burke, Derek                              Chief Compliance Office       Compliance Officer
169 Lackawanna Ave.
Parsippany, NJ 07054

Adasse, Louis H.                          Corporate                     None
51 Madison Avenue                         Vice President
New York, NY  10010

Calhoun, Jay S.                           Senior Vice President         None
51 Madison Avenue                         and Treasurer
New York, NY  10010

Warga, Thomas J.                          Senior Vice President         None
51 Madison Avenue                         and General Auditor
New York, NY  10010

Fishler, Wendy                          Senior Vice President        None
169 Lackawanna Ave.
Parsippany, NJ 07054

Moeller, Peter                          Senior Vice President        None
169 Lackawanna Ave.
Parsippany, NJ 07054

Zuccaro, Richard W.                     Vice President               Tax Vice President
51 Madison Avenue
New York, NY 10010

Marsden-Cochran, Mary                   Vice President               None
169 Lackawanna Ave.
Parisppany, NJ 07054

Harrington, Scott                       Corporate Vice President     None
169 Lackawanna Ave.
Parsippany, NJ 07054

Anslemi, Robert A.                      Secretary                    Secretary
51 Madison Avenue
New York, NY 10010

Somelofske, Thomas J.                   Assistant Vice President     None
169 Lackawanna Ave.
Parsippany, NJ 07054

Livornese, Linda M.                     Vice President               President
51 Madison Avenue
New York, NY 10010

Murray, Thomas J.                       Corporate Vice               None
51 Madison Avenue                       President
New York, NY 10010

Krystel, David J.                       Vice President               None
51 Madison Avenue
New York, NY 10010

McInerney, Barbara                      Senior Vice President        None
51 Madison Avenue
New York, NY 10010

Leier, Albert W.                        Vice President               None
169 Lackawanna Avenue                   of Financial Operations
Parsippany, NJ 07054

Arizmendi, Arphiela                     Corporate                    Assistant Treasurer
169 Lackawanna Avenue                   Vice President
Parsippany, NJ 07054

Cirillo, Antoinette B.                  Corporate                    Assistant Treasurer
169 Lackawanna Avenue                   Vice President
Parsippany, NJ 07054

Lorito, Geri                            Second                       Assistant Treasurer
169 Lackawanna Avenue                   Vice President
Parsippany, NJ 07054

Gomez, Mark A.                          Vice President               None
51 Madison Avenue
New York, NY 10010

Whittaker, Lori S.                      Assistant Secretary          Assistant Treasurer
51 Madison Avenue
New York, NY 10010

C.    Not Applicable

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

            Certain accounts, books and other documents required to be maintained for the Fund by Section 31(a) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the Rules promulgated thereunder are maintained at the offices of New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010, and at the offices of Eclipse Funds Inc., New York Life Investment Management LLC and NYLIFE Distributors Inc., NYLIM Center, 169 Lackawanna Avenue, Parsippany NJ 07054. Records relating to the duties of the custodian for the Fund are maintained by The Bank of New York, 90 Washington Street, New York, New York 10286. Records relating to the duties of the transfer agent of the Fund are maintained by Boston Financial Data Services, 2 Heritage Drive, North Quincy, MA 02171.

ITEM 29.  MANAGEMENT SERVICES.

            Not Applicable.

ITEM 30.  UNDERTAKINGS.

            None.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant has duly caused this Post-Effective Amendment No. 30 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Parsippany and the State of New Jersey, on the 15th day of April, 2002.

                                       Eclipse Funds
                                       Inc.



                                       By: /s/ Linda M. Livornese*
                                       ---------------------------
                                       Linda M. Livornese
                                       President

            Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 30 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

      SIGNATURE                      TITLE                   DATE


 /s/ Stephen C. Roussin*     Chairperson and Director     April 15, 2002
 -----------------------
 STEPHEN C. ROUSSIN

 /s/ Patrick G. Boyle*       Director                     April 15, 2002
 -----------------------
 PATRICK G. BOYLE

 /s/ Lawrence Glacken*       Director                     April 15, 2002
 -----------------------
 LAURENCE GLACKEN

 /s/ Robert P. Mulhearn*     Director                     April 15, 2002
 -----------------------
 ROBERT P. MULHEARN

 /s/ Susan B. Kerley*        Director                     April 15, 2002
 -----------------------
 SUSAN B. KERLEY

 /s/ Patrick J. Farrell      Treasurer and Chief          April 15, 2002
 -----------------------
 PATRICK J. FARRELL          Financial and Accounting
                             Officer



 *By:/s/ Patrick J.  Farrell                              April 15, 2002
-----------------------------
     Patrick J. Farrell
     as Attorney-in-Fact

* Pursuant to Powers of Attorney filed on March 1, 2001 as a part of Post-Effective Amendment No. 26 to the Company's Registration Statement.

                                  EXHIBIT INDEX

Item Number       Item
-----------       ----

23a.(9)           Articles Supplementary to Articles of Incorporation of Eclipse
                  Funds Inc.

23d.(1)(b)        Form of Management Agreement between MainStay Institutional
                  Funds Inc., on behalf of the Core Bond Plus Fund, Mid Cap
                  Core Fund and Tax Free Bond Fund, and New York Life
                  Investment Management LLC.

23d.(1)(c)        Substitution Agreement between MainStay Institutional Funds
                  Inc. and New York Life Investment Management LLC.

23i. Opinion of counsel related to the offering of shares of common stock of the Eclipse Tax-Managed Equity Fund.